October 15, 2012

PROSPECTUS

SUNAMERICA SERIES TRUST

(Class 3 Shares)

PROTECTED ASSET ALLOCATION SAST PORTFOLIO

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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PORTFOLIO SUMMARY: PROTECTED ASSET ALLOCATION SAST PORTFOLIO

Investment Goal

The Portfolio’s investment goal is high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Portfolio Operating Expenses (1)(expenses that you pay each year as a percentage of the value of your investment)

Management Fees(2)(3)		1.20%
Distribution and/or Service (12b-1) Fees		0.25%
Other Expenses (4)
Other Master Fund Expenses(5)	0.33%
Acquired Fund Fees and Expenses of the Master Fund	0.30%
Other Portfolio Expenses(6)	0.10%
Total Other Expenses		0.73%
Total Annual Portfolio Operating Expenses		2.18%
Less Fee Waivers and/or Reimbursements (2)(3)(5)(6)		0.87%
Total Annual Portfolio Operating Expenses After Waivers and/or Reimbursements		1.31%

(1)	Amounts reflect the total expenses of the Portfolio and the Master Protected Fund (as defined herein).
(2)	SunAmerica Asset Management Corp. (“SAAMCo”) has entered into a contractual agreement with SunAmerica Series Trust (the “Trust”) under which it will waive 0.70% of its advisory fee for such time as the Portfolio is operated as a feeder fund, because during that time it will not be providing the portfolio management portion of the advisory and management services to be provided under its investment advisory and management agreement with the Trust. This fee waiver will continue indefinitely as long as the Portfolio is part of a master-feeder fund structure and cannot be reduced or eliminated without Board approval.
(3)	Capital Research and Management Company (“Capital Research”) currently waives a portion of its management fee equal to 0.05% of the Master Protected Fund’s net assets. This waiver will be in effect through at least December 31, 2013, unless modified or terminated by the Master Protected Fund Board. Capital Research may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the Master Protected Fund Board.
(4)	“Other Expenses” are based on estimated amounts for a full fiscal year.
(5)	Capital Research is currently reimbursing a portion of the expenses so that they will not exceed 0.28%. This waiver and reimbursement will be in effect through at least December 31, 2013, unless modified or terminated by the Master Protected Fund Board. Capital Research may elect at its discretion to extend, modify or terminate the reimbursement at that time.

The waiver may only be modified or terminated with the approval of the Master Protected Fund Board.

(6)	SAAMCo has contractually agreed to reimburse the expenses of the Portfolio until December 31, 2013, so that the Portfolio’s “Total Annual Portfolio Operating Expenses After Waivers and/or Reimbursements” does not exceed 0.53%. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. Any waivers or reimbursements made by SAAMCo with respect to the Portfolio are subject to recoupment from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SAAMCo and remain in compliance with the applicable expense limitations. This agreement will be renewed in terms of one year unless terminated by the Board of Trustees prior to any such renewal.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses include the aggregate expenses of both the Master Protected Fund and the Portfolio and assumes that any fee waiver and/or reimbursement continues for one year except for SAAMCo’s waiver of its advisory fee, which is included for each year. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the Total Annual Portfolio Operating Expenses After Fee Waivers and/or Reimbursements shown in the fee table, your costs would be:

	1 Year	3 Years
Class 3 Shares	$133	$451

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance.

Principal Investment Strategies of the Portfolio

The Portfolio described in this Prospectus operates as a “feeder fund” and attempts to achieve its investment goal by investing all or substantially all of its assets in Class P1 shares of the American Funds Insurance Series® (“AFIS”) Protected Asset Allocation Fund (the “Master Protected Fund”), a portfolio offered by American Funds Insurance Series®, a registered open-end investment company. In turn, the Master Protected Fund pursues its investment objective by investing in shares of an underlying fund, the American Funds Insurance Series® Asset Allocation FundSM (the “Underlying Fund”), while seeking to

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manage portfolio volatility and provide downside protection primarily through the use of exchange-traded futures contracts.

The investment objective of the Underlying Fund is to provide investors with high total returns (including income and capital gains) consistent with preservation of capital over the long term. The Underlying Fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). The Underlying Fund varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the Underlying Fund’s investment adviser, Capital Research, expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments. As of December 31, 2011, the Underlying Fund was approximately 75% invested in equity securities, 21% invested in debt securities and 4% invested in money market instruments. The proportion of equities, debt and money market securities held by the Underlying Fund varies with market conditions and its investment adviser’s assessment of their relative attractiveness as investment opportunities.

Although the Underlying Fund focuses on investments in medium to larger capitalization companies, the Underlying Fund’s investments are not limited to a particular capitalization size. The Underlying Fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its assets in debt securities of issuers domiciled outside the United States. In addition, the Underlying Fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the Underlying Fund’s investment adviser or unrated but determined to be of equivalent quality by the investment adviser). Such securities are sometimes referred to as “junk bonds.”

The Master Protected Fund employs a risk-management overlay referred to in this Prospectus as the protection strategy. The protection strategy consists of using hedge instruments – primarily short positions in exchange-traded futures contracts - to attempt to stabilize the volatility of the Master Protected Fund around a target volatility level and reduce the downside exposure of the Master Protected Fund during periods of significant and sustained market declines. The Master Protected Fund employs a subadviser to select individual futures contracts on equity indices of U.S. markets and markets outside the United States that the subadviser believes are correlated to the Underlying Fund’s equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indices to the Underlying Fund’s portfolio. In addition, the subadviser will monitor liquidity levels of relevant futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser may also seek to hedge the Master Protected Fund and currency risk related to its exposure to equity index futures denominated in currencies other than the U.S. dollar.

A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash linked to the value of the index at the close of the last trading day of the contract. A futures contract is considered a derivative because it derives its value from the price of the underlying index. A short position in an index futures contract gains in value when the underlying index declines and loses value when the underlying index rises.

The subadviser will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level of the Master Protected Fund. Even in periods of low volatility in the equity markets, the subadviser will continue to use the hedging techniques to seek to preserve gains after favorable market conditions and reduce losses in adverse market conditions. In situations of extreme market volatility, the exchange-traded equity index futures could significantly reduce the Master Protected Fund’s net economic exposure to equity securities. The Master Protected Fund’s investment in exchange-traded futures and their accompanying costs could limit the Master Protected Fund’s gains in rising markets relative to those of the Underlying Fund, or to those of unhedged funds in general.

Futures contracts can be purchased or sold by the Master Protected Fund for less than their specified contract value, allowing an efficient use of the Master Protected Fund assets for the protection strategy. However, the Master Protected Fund’s investment in exchange-traded futures and their resulting costs could limit the Master Protected Fund’s gains in rising markets relative to those of the Underlying Fund, or to those of unhedged funds in general. In situations of extreme market volatility, the exchange-traded equity index futures could potentially eliminate the Master Protected Fund’s net economic exposure to equity securities.

Due to recent regulatory changes, the market for swaps is likely to move from a largely over-the-counter market to an exchange-traded market. If in the judgment of the Master Protected Fund’s investment adviser and the subadviser, the exchange-traded swaps market becomes similar in depth and substance to that of the exchange-traded futures market, the subadviser may use exchange-traded swaps to seek to hedge interest rate risk. A swap is an agreement pursuant to which two parties agree to exchange the returns, or differential in rates of returns, earned or realized on particular predetermined interest rates, investments or instruments over a predetermined period. The risks of investing in exchange-traded swaps will be substantially similar to those of investing in exchange-traded futures.

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The Master Protected Fund may be required to own cash or other liquid assets and post these assets with a futures commission merchant (“FCM”) or broker as collateral to cover the obligations under its futures contracts. In situations of extreme market volatility, the short positions held in exchange-traded equity index futures could potentially eliminate the Master Protected Fund’s net economic exposure to equity securities. In addition, during severe market dislocations the Master Protected Fund may adjust its protection strategy if advisable in the judgment of the Master Protected Fund’s investment adviser and subadviser. Before adjusting the Master Protected Fund’s protection strategy, the Master Protected Fund’s investment adviser and subadviser may consult with insurance companies that offer the Master Protected Fund as an underlying investment option for its variable contracts; provided, however that any adjustment will be made in the judgment of the Master Protected Fund’s investment adviser and the subadviser. Any such adjustment may not have the desired positive effect, and could potentially have further adverse effects, on the Master Protected Fund’s investment results.

The success of the Master Protected Fund will be impacted by the results of the Underlying Fund. For this reason, it is important to understand the risks associated with investing both in the Master Protected Fund and the Underlying Fund.

The Master Protected Fund is non-diversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the Underlying Fund, the Master Protected Fund owns a diversified mix of equity and fixed-income securities.

Investment of the Portfolio’s assets in the Master Protected Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its entire investment in the Master Protected Fund.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money. You should also understand that the Master Protected Fund’s objective of protecting against downside losses may result directly in the Master Protected Fund, and indirectly in the Portfolio, not realizing the full gains of the Underlying Fund.

Underlying Fund Risk. Because the Portfolio’s investments consist of investing in the Master Protected Fund which, in turn, invests a portion of the Portfolio’s assets in the Underlying

Fund, the Portfolio’s risks are directly related to the risks of the Underlying Fund. For this reason, it is important to understand the risks associated with investing in both the Portfolio and the Underlying Fund.

Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying securities.

Hedging. There may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. For example, short sales of futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices that are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the protection strategy may not effectively protect the Master Protected Fund, and indirectly the Portfolio, from market declines and will limit the Master Protected Fund’s participation in market gains. The use of the protection strategy could cause the Master Protected Fund, and indirectly the Portfolio, to underperform as compared to the Underlying Fund in certain market conditions.

Short Positions Risk. Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Risks of Investing in Equity Securities. The Portfolio invests primarily (through its investment in the Master Protected Fund which invests in the Underlying Fund) in equity securities. As with any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of various types of equity stocks may rise or decline under varying market conditions – for example, “value” stocks may perform well in

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circumstances under which “growth” stocks in general have fallen, or vice versa. In addition, individual stocks selected by the Underlying Fund may underperform the market generally, relevant indices or other funds with comparable investment objectives or strategies.

Risks of Investing in Growth Stocks. Growth stocks are historically volatile, which will affect the Underlying Fund and the Portfolio. Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

Risks of Investing in Bonds. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent the Master Protected Fund or the Underlying Fund is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market prices for these securities will fluctuate with changes in interest rates.

Interest Rate Fluctuation Risk. The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Credit Quality Risk. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

Risks of Investing in Junk Bonds. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default. A junk bond’s market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for the Underlying Fund to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Underlying Fund to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for the Portfolio.

Risk of Income-Oriented Stocks. Changes in dividend policies or the availability of capital resources may reduce the income from companies in which the Underlying Fund invests.

Risk of Thinly-Traded Securities. There may not be a market for certain securities, making it difficult or impossible to sell at the time and the price that the seller would like.

Risk of Foreign Exposure. The Underlying Fund may invest in foreign securities. Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities.

Master-Feeder Structure. Other “feeder funds” may also invest in the Master Protected Fund. As shareholders of the Master Protected Fund, feeder funds, including the Portfolio, vote on matters pertaining to the Master Protected Fund. Feeder funds with a greater pro rata ownership in the Master Protected Fund could have effective voting control operations of the Master Protected Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Protected Fund borne by the remaining feeder fund shareholders, including the Portfolio.

Asset Allocation Risk. The Underlying Fund’s percentage allocations to equity securities, debt securities and money market instruments could cause the Master Protected Fund, and therefore the Portfolio, to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Non-diversification Risk. As a non-diversified fund, the Master Protected Fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact the Portfolio’s investment results more than if the Master Protected Fund were invested in a larger number of issuers. However, through the Master Protected Fund’s holdings in the Underlying Fund, the Master Protected Fund owns a diversified mix of equity and fixed-income securities.

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Market Risk. The Portfolio’s, the Master Protected Fund’s or the Underlying Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or issuer may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment adviser’s assessment of issuers held in the Underlying Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Master Protected Fund’s or the Underlying Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., exchange traded futures and swaps). To the extent a derivative contract is used to hedge another position in the Master Protected Fund, the Master Protected Fund directly, and the Portfolio indirectly, will be exposed to the risks associated with hedging described above. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Master Protected Fund directly and the Portfolio indirectly will be exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. By purchasing over-the-counter derivatives, the Master Protected Fund is exposed to credit quality risk of the counterparty.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Master Protected Fund or the Underlying Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Master Protected Fund and the Underlying Fund directly, and the Portfolio indirectly, may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Risks of Leverage. Futures contracts and other derivatives in which the Master Protected Fund may invest involve leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Master Protected Fund’s use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. government. The Master Protected Fund or the Underlying Fund could directly, and the Portfolio indirectly, lose money if the issuer of a debt security or the counterparty to a transaction is unable or perceived to be unable to pay interest or repay principal when it becomes due or to perform its obligations under the transaction. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.

Protection Strategy Risk. The Portfolio is subject to the risk that the volatility formula that will be used to stabilize the volatility of the Master Protected Fund and to reduce its downside exposure may not produce the desired result. The Portfolio is also subject to the risk that the Master Protected Fund’s subadviser may be prevented from trading certain derivatives effectively or in a timely manner. In addition, the Portfolio’s performance may be lower than similar portfolios that do not seek to manage their equity exposure.

Regulatory Risk. In February 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that, when effective, could subject the Master Protected Fund’s investment adviser to CFTC regulation as a commodity pool operator (“CPO”) and/or its subadviser to regulation as a commodity trading advisor. It is not clear whether the Portfolio’s investment adviser will have to register as a CPO if the Master Protected Fund’s investment adviser has to register as a CPO. Compliance with these additional registration and regulatory requirements would increase Portfolio expenses. The impact of the rule changes on the operations of the Portfolio, the Master Protected Fund, SAAMCo and the Master Protected Fund’s investment adviser is not fully known at this time. The Portfolio and SAAMCo are continuing to analyze the effect of these rules changes on the Portfolio.

Additional Principal Risks. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

You should also refer to the Master Protected Fund’s prospectus that you received along with this Portfolio Prospectus. Additionally, the statements of additional information for your Portfolio and the Master Protected Fund also are available free of charge upon request.

The Portfolio invests in the Master Protected Fund, which in turn invests in the Underlying Fund and incurs expenses related to both the Master Protected Fund and, indirectly, the Underlying Fund. In addition, an investor selecting the Underlying Fund would incur lower overall expenses but would not receive the benefit of the protection strategy.

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Performance Information

As of the date of this Prospectus, the Portfolio had not commenced operations. No performance information is available.

Investment Adviser

SAAMCo serves as investment adviser to the Portfolio pursuant to its investment advisory and management agreement with the Trust so long as the Portfolio is part of a master-feeder fund structure. Capital Research serves as investment adviser to the Master Protected Fund and the Underlying Fund. Milliman Financial Risk Management, LLC (“Milliman”) serves as subadviser to the Master Protected Fund.

Portfolio counselors

The individual(s) primarily responsible for the management of the Master Protected Fund at Capital Research are:

Portfolio counselor	Portfolio counselor experience to the Master Protected Fund	Primary title with Capital Research
Alan N. Berro	Less than 1 year (since the Master Protected Fund’s inception)	Senior Vice President – Capital World Investors

James R. Mulally	Less than 1 year (since the Master Protected Fund’s inception)	Senior Vice President – Fixed Income, Capital Research

Portfolio Manager

The individual primarily responsible for the management of the Master Protected Fund’s protection strategy at Milliman is:

Portfolio manager	Portfolio manager experience in the Master Protected Fund	Primary title with Milliman
Adam Schenck	Less than 1 year (since Master Protected Fund’s inception)	Principal and Director – Portfolio Management Group

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IMPORTANT ADDITIONAL INFORMATION

Purchases and Sales of Portfolio Shares

Shares of the Portfolio may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies. Shares of the Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.

The Portfolio does not have any initial or subsequent investment minimums. However, your insurance company, pension plan or retirement plan may impose investment or account value minimums.

Tax Information

The Portfolio will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however, you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker-Dealers and

Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Variable Contracts. The Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

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SUNAMERICA SERIES TRUST: A QUICK NOTE ABOUT THE PORTFOLIO

This Prospectus is designed to help you make informed decisions about one of the investments available under your Variable Contract. It provides you with an overview of SunAmerica Series Trust (the “Trust”) and the Portfolio and its investment goals and principal investment strategies.

Shares of the Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with SAAMCo. “You” and “your” as used in this Prospectus refer to contract owners who invest in the Portfolio indirectly through their Variable Contracts. All shares of the Trust are owned by “Separate Accounts” of the life insurance companies. If you would like to invest in the Portfolio, you must purchase a Variable Contract from one of the life insurance companies. This Prospectus offers Class 3 shares of the Portfolio.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the Variable Contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolio available to you in the prospectus that offers the Variable Contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust’s Board of Trustees (the “Board”) intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company Separate Accounts might withdraw their investments in the Portfolio. If that were to occur, the Portfolio might be forced to redeem some of its shares in the Master Protected Fund (as such term is defined below) in which it invests (as described under “Master-Feeder Mutual Fund Structure”). The Master Protected Fund might in turn be forced to sell portfolio securities at disadvantageous prices.

Introduction to the Portfolio

This Prospectus provides information about one Portfolio offered by the Trust. The following sections summarize key information about the Portfolio, including information regarding its investment goal, principal investment strategies, principal risks, performance and fees. The Portfolio’s investment goals can be changed without shareholder approval. Use the Portfolio Summary to compare with other mutual funds. More detailed information about the risks and investment techniques of the Portfolio can be found in “Portfolio Details” herein.

The Portfolio Summary contains a discussion of the principal risks of investing in the Portfolio. As with any mutual fund, there can be no guarantee that the Portfolio will meet its goal or that the Portfolio’s performance will be positive for any period of time.

Reading the Prospectus will help you to decide whether the Portfolio is the right investment for you. You should keep this Prospectus for future reference. Additionally, because the Portfolio is a feeder fund in a master-feeder mutual fund structure, as described below, it is important that you read the enclosed Master Protected Fund prospectus which is provided to you along with this Prospectus.

Master-Feeder Mutual Fund Structure

The Portfolio described in this Prospectus operates as a “feeder fund,” which means it does not buy individual securities directly. Instead, it invests all or substantially all of its investment assets in another mutual fund, the “Master Protected Fund,” which invests directly in the Underlying Fund and in other investments. The “Master Protected Fund” is a portfolio offered by AFIS. Therefore, the Portfolio has the same investment goals and limitations as the Master Protected Fund in which it invests and the return of the Portfolio corresponds directly to that of the Master Protected Fund.

As a feeder fund, the Portfolio does not pay its investment adviser for portfolio management services because the Portfolio’s assets are invested in the Master Protected Fund’s portfolio, which is managed by Capital Research, the Master Protected Fund’s investment adviser. Under the master-feeder structure, however, the Portfolio may withdraw its entire investment from the Master Protected Fund if the Board determines that it is in the best interests of the Portfolio and its shareholders to do so. At the time of such withdrawal, the Board would have to consider what action might be taken, including: (1) investing all of the assets of the Portfolio in another pooled investment entity (i.e., another master fund); (2) electing to have SAAMCo, the Portfolio’s investment manager, manage the Portfolio either directly or with a subadviser under the Trust’s investment advisory and management agreement with SAAMCo; or (3) taking any other appropriate action. The Trust, on behalf of the Portfolio, has entered into an investment advisory and management agreement with SAAMCo pursuant to which SAAMCo will provide the services set forth below so long as the Portfolio is a “feeder fund” investing into the Master Protected Fund and provides that SAAMCo will provide portfolio management for the Portfolio if the Portfolio ceases to operate as a “feeder fund.”

SAAMCo currently is waiving a portion of its advisory fee for the Portfolio because it is not providing portfolio management services to the Portfolio. If the Portfolio were to withdraw its

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SUNAMERICA SERIES TRUST: A QUICK NOTE ABOUT THE PORTFOLIO

entire investment from the Master Protected Fund and the Board approved SAAMCo as the investment manager for the Portfolio, SAAMCo would provide portfolio management services to the Portfolio, the current advisory fee waiver would terminate and SAAMCo would receive its full contractual advisory fee for that Portfolio, effectively increasing the advisory fee payable by the Portfolio, subject to any voluntary or contractual fee waivers and/or expense reimbursements agreed to between SAAMCo and the Trust at that time. See “Information about the Investment Manager to the Portfolio” for a more complete discussion of the advisory fee arrangements.

SAAMCo provides those services for the Portfolio that are normally provided by a fund’s investment adviser with the exception of portfolio management. Such services include, but are not limited to, monitoring the ongoing investment performance of the Master Protected Fund, monitoring the Portfolio’s other service providers, facilitating the distribution of the Master Protected Fund shareholder materials to Portfolio shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Portfolios with respect to its investment in the Master Protected Fund.

Investment of the Portfolio’s assets in the Master Protected Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its entire investment from the Master Protected Fund. A withdrawal by the Portfolio of its investment in the Master Protected Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to the Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio.

The Board considered that the Portfolio will bear its own portfolio expenses as well as its pro rata share of the Portfolio’s Master Protected Fund fees and expenses. Because the Portfolio invests all or substantially all of its assets in the Master Protected Fund, the Portfolio and its shareholders will bear the fees and expenses of both the Portfolio and the Master Protected Fund in which it invests, and indirectly the fees and expenses of the Underlying Fund in which the Master Protected Fund invests, with the result that the Portfolio’s expenses may be higher than those of other mutual funds which invest directly in securities. This structure is different from that of other Trust portfolios and many other investment companies, which directly acquire and manage their own portfolios of securities. The Master Protected Fund may have other shareholders, each of which, like the Portfolio, will pay their proportionate share of the Master Protected Fund’s expenses. The expenses and, correspondingly, the returns of other shareholders of the Master Protected Fund may differ from those of the Portfolio. The Master Protected Fund is not established as a partnership, and therefore does not allocate income and expenses, but pays the distributions to the Master Protected Fund’s shareholders, including the Portfolio.

Information about the Master Protected Fund and Capital Research is provided with their permission and is based on information provided by Capital Research or derived from AFIS.

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ACCOUNT INFORMATION

The Portfolio

Service (12b-1 Plan)

Class 3 shares of the Portfolio are subject to a Rule 12b-1 Plan that provides for service fees payable at the annual rate of up to 0.25 % of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing services to contract owners who are the indirect beneficial owners of the Portfolio’s Class 3 shares. Because these fees are paid out of the Portfolio’s Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Master Protected Fund

AFIS has adopted a plan of distribution for the Class P1 shares under which it may finance activities primarily intended to sell shares, provided that the categories of expenses are approved by the AFIS’ board of trustees. The plan provides for annual expenses of 0.25% for Class P1 shares; however, AFIS’ board of trustees have not authorized any payments under the plan.

TRANSACTION POLICIES

Valuation of Shares

The Portfolio

The net asset value per share (“NAV”) for the Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) by dividing the net assets of the Portfolio by the number of the Portfolio’s outstanding shares. The NAV for the Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares.

Fair Valuation

The NAV of the Portfolio is determined based upon the NAV of the Master Protected Fund.

The Master Protected Fund

The Master Protected Fund calculates its NAV at the close of regular trading on the New York Stock Exchange on each business day. Assets are valued primarily on the basis of market quotations; or in the case of future contracts, the settlement price. However, the Master Protected Fund has adopted procedures for making “fair value” determinations if market quotations are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of Capital Research, materially affect the value of the securities in the Underlying Fund’s portfolio that principally trade in those international markets, those securities will be valued in accordance with fair value procedures. Use of these procedures is intended to result in more appropriate NAVs. In addition, such use is intended to reduce potential arbitrage opportunities otherwise available to short-term investors.

Because the Master Protected Fund invests in the Underlying Fund which may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Master Protected Fund does not price its shares, the value of securities held in the Master Protected Fund may change on days when you will not be able to purchase or redeem your Portfolio shares.

Buying and Selling Portfolio Shares

The Portfolio

Buy and sell prices. The Separate Accounts buy and sell shares of the Portfolio at NAV, without any sales or other charges.

Execution of requests. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.

During periods of extreme volatility or market crisis, the Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

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TRANSACTION POLICIES

The Master Protected Fund

Buy and sell prices. Shares of the Master Protected Fund are currently offered only to insurance company Separate Accounts, as well as feeder funds under master-feeder arrangements sponsored by insurance companies which are offered only to insurance company Separate Accounts. All such shares may be purchased or redeemed by the Separate Accounts or feeder funds without any sales or redemption charges at NAV. Such purchases and redemptions are made promptly after corresponding purchases and redemptions of units of the Separate Accounts/feeder funds.

Restrictions on Sales. The Master Protected Fund shares may be purchased or redeemed at NAV without any sales or redemption charges.

Frequent Purchases and Redemptions of Shares

The Portfolio

The Portfolio, which is offered only through Variable Contracts, is intended for long-term investment and not as frequent short-term trading (“market timing”) vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers of redemptions should not acquire Variable Contracts that relate to shares of the Portfolio. The Board has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of the Portfolio’s performance or its participants. Market timing can disrupt the ability of a manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolio. In addition, market timing may increase the Portfolio’s expenses through increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

The Master Protected Fund, through its investments in the Underlying Fund, may invest in foreign securities and high-yield fixed income securities (“junk bonds”). To the extent the Master Protected Fund invests in foreign securities or junk bonds through investments of the Underlying Fund, the Portfolio may be particularly vulnerable to market timing. Market timing in the Portfolio may occur because of time zone differences between the foreign markets on which the Underlying Fund’s international portfolio securities trade and the time as of which the Portfolio’s NAV is calculated. Market timing in the Master Protected Fund may occur if market prices are not readily available for the junk bond holdings held in the Underlying Fund. Market timers may purchase shares of the

Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s NAV, or if they believe market prices for junk bonds are not accurately reflected by the Master Protected Fund’s investment in the Underlying Fund.

Shares of the Portfolio are held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in Separate Accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolio must rely on the insurance company Separate Account to both monitor market timing within the Portfolio and attempt to prevent it through its own policies and procedures. The Trust has entered into agreements with the insurance company Separate Accounts that require the insurance company Separate Accounts to provide certain information to identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the insurance company Separate Account in order to help facilitate the enforcement of such entity’s market timing policies and procedures.

There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, you may be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company Separate Accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolio. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the insurance company Separate Accounts may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the insurance company Separate Account may impose with respect to trades made through a Variable Contract.

Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

The Master Protected Fund

The Portfolio also may be affected if there is frequent trading of the Master Protected Fund shares by other shareholders of the Master Protected Fund. Frequent trading of the Master Protected Fund’s shares may lead to increased costs to the Master

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TRANSACTION POLICIES

Protected Fund and less efficient management of the Master Protected Fund’s portfolio, resulting in dilution of the value of the shares held by long-term shareholders, such as the Portfolio. The Master Protected Fund and American Funds Distributors, Inc. (“AFD”), the Master Protected Fund’s distributor, reserve the right to reject any purchase order for any reason. The Master Protected Fund is not designed to serve as a vehicle for frequent trading. Frequent trading of the Master Protected Fund’s shares may lead to increased costs to the Master Protected Fund and less efficient management of the Master Protected Fund’s portfolio, resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the Master Protected Fund or AFD has determined could involve actual or potential harm to the Master Protected Fund may be rejected.

Information about the Portfolio’s Distributor

SunAmerica Capital Services, Inc. (the “Distributor”), the Portfolio’s distributor, distributes the Portfolio’s shares and incurs the expenses of distributing the Portfolio’s shares under a Distribution Agreement with respect to the Portfolio, none of which are reimbursed by or paid for by the Portfolio. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

DIVIDEND POLICIES AND TAXES

The Portfolio

Distributions. The Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends. Distributions from net realized gains, if any, are paid annually for the Portfolio. The Portfolio reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Distribution Reinvestments. The dividends and distributions will be reinvested automatically in additional shares of the Portfolio on which they were paid.

Taxability of the Portfolio. The Portfolio intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. As long as the Portfolio is qualified as a regulated investment company it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

Taxability of Contract Owners. Generally, the owners of variable insurance contracts are not taxed currently on income or gain realized by such contracts. However, some distributions from variable insurance contracts may be taxable. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a penalty tax of 10%.

In order for the holders of a Variable Contract to receive this favorable tax treatment, the Separate Accounts underlying such contracts must meet certain diversification and investor control requirements, as must the underlying funds in which they invest. If the Portfolio, the Master Protected Fund or a Separate Account were to fail to meet the diversification, minimum distribution or investor control requirements, income allocable to the Variable Contracts would be taxable currently to the holders of the Variable Contracts and income from prior periods relating to such contracts could also be taxable and would remain taxable in future years, even if diversification was achieved in the future.

The Master Protected Fund

The Master Protected Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code. In any fiscal year in which the Master Protected Fund so qualifies and distributes to shareholders its investment company taxable income and net realized capital gain, the Master Protected Fund itself is relieved of federal income tax.

It is the Master Protected Fund’s policy to distribute to the shareholders (the insurance company Separate Accounts and any feeder funds) all of its investment company taxable income and capital gain for each fiscal year.

See the applicable Variable Contract prospectus for information regarding the federal income tax treatment of the contracts and distributions to the Separate Accounts.

Custodian, Transfer and Dividend Paying Agent

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust’s assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

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PORTFOLIO DETAILS

Additional Information about Investments,

Investment Techniques and Risks

The Master Protected Fund, through its investments in the Underlying Fund, may use other investments and techniques in an effort to increase returns or protect assets. The Statement of Additional Information (“SAI”) for the Portfolio contains additional information about the Master Protected Fund’s other investment techniques. For information on how to obtain an SAI, see the back cover. When you request a copy of the Portfolio’s SAI, you will also receive a copy of the Master Protected Fund’s SAI free of charge.

Currency Volatility – The value of the Underlying Fund’s foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Underlying Fund’s non-U.S. dollar denominated securities.

Defensive Investments – The Master Protected Fund will also hold cash or money market instruments, the amount of which will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the Master Protected Fund or the Underlying Fund may hold all, or a significant portion, of its assets in cash or money market instruments. When the Master Protected Fund or the Underlying Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Master Protected Fund or the Underlying Fund may not achieve its investment goals.

Depositary Receipts – The Master Protected Fund, through investments in the Underlying Fund, invests in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Risk of Income-Oriented Stocks – Changes in dividend policies or the availability of capital resources may reduce the income from companies in which the Underlying Fund invests.

Emerging Market Countries Risk – Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. Emerging and developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect prices of securities. The economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies or markets. Because these markets may not be as mature, there may be increased settlement risks for transactions in local securities.

Equity - Equity securities, such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as convertible bonds, convertible preferred stock, rights and warrants, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

•

Convertible Securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company. Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

•	Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.

•	Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

Fixed Income – Fixed income securities are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security

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PORTFOLIO DETAILS

ahead of other payments to security holders. Investments in fixed income securities include:

•

Agency Discount Notes are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

•

Corporate Debt Instruments (Bonds, Notes and Debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

•

An Investment Grade Fixed Income Security is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by Capital Research). The two best-known debt rating agencies are Standard and Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”). “Investment Grade” refers to any security rated “BBB” or above by S&P or “Baa” or above by Moody’s.

•	A Junk Bond is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

•

Pass-Through Securities involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities. To be announced (TBA) mortgage-backed securities represent contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date.

•	Preferred Stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

•

U.S. Government Securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and

others are supported only by the credit of the issuing government agency or instrumentality.

•	Zero-Coupon Bonds. Zero coupon bonds are debt obligations issued or purchased at a significant discount from face value.

Foreign Exposure – Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities.

Forward Currency Contract Risk –The Underlying Fund can enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the Underlying Fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The Underlying Fund will not generally attempt to protect against all potential changes in exchange rates. The Underlying Fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the SEC. To the extent a forward currency contract is used to hedge another position in the Underlying Fund, the Underlying Fund will be exposed to the risks associated with hedging. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

Illiquid/Restricted Securities – These securities are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

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PORTFOLIO DETAILS

Risk of Thinly-Traded Securities – There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

Large Cap Companies Risk – Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Underlying Fund’s value may not rise as much as the value of portfolios that emphasize smaller cap companies.

Market Volatility – The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the Underlying Fund’s portfolio. Individual stocks are affected by many factors, including:

•	corporate earnings,

•	production,

•	management,

•	sales, and

•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Repurchase Agreements – The Master Protected Fund directly, and through its investments in the Underlying Fund, indirectly, may enter into repurchase agreements. Repurchase agreements involve the purchase by a fund of a security with simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the fund’s custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

Securities Selection Risk – A strategy used by the Master Protected Fund or the Underlying Fund, or securities selected by their portfolio managers, may fail to produce the intended return.

Short-Term Investments - Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide the Master Protected Fund with sufficient liquidity to meet redemptions and cover expenses.

Small and Medium Sized Companies Risk – The Underlying Fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $3.5 billion at the time of purchase). Capital Research believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Underlying Fund determines relative market capitalizations using U.S. standards. Accordingly, the Underlying Fund’s non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.

Unseasoned Companies – Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Portfolio Holdings

The Portfolio. A description of the Portfolio’s policies and procedures regarding the release of portfolio holdings information is available in the Portfolio’s SAI. However, under the master-feeder structure, the Portfolio’s sole or primary portfolio holding is shares in the Master Protected Fund (the Portfolio may also hold cash or cash equivalents).

The Master Protected Fund. A description of the Master Protected Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Master Protected Fund’s SAI.

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MANAGEMENT

Information about the Investment Adviser to the Master Protected Fund

Capital Research, an experienced investment management organization founded in 1931, serves as investment adviser to the Master Fund and to other mutual funds, including those in AFIS. Capital Research, a wholly owned subsidiary of The Capital Group Companies, Inc., is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research manages the investment activities and business affairs of the Master Protected Fund.

Capital Research manages equity assets through three investment divisions, and fixed-income assets through its fixed income division. The three equity investment divisions make investment decisions on an independent basis and include Capital World Investors and Capital Research Globe Investors and a third equity division. Capital World Investors and Capital Research Global Investors make investment decisions on an independent basis.

The equity divisions may, in the future, be incorporated into wholly owned subsidiaries of Capital Research. In that event, Capital Research would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research could incorporate its Fixed Income division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and each of the funds it advises have applied to the SEC for an exemptive order that would give Capital Research the authority to use, upon approval of the American Funds’ board, its management subsidiaries and affiliates to provide day-to-day investment management services to the Master Protected Fund, including making changes to the management subsidiaries and affiliates providing such services. There is no assurance that Capital Research will incorporate its investment divisions or exercise any authority, if granted, under an exemptive order.

In addition, shareholders of AFIS approved a proposal to reorganize AFIS into a Delaware statutory trust. The reorganization may be completed in 2012 or 2013; however, AFIS reserves the right to delay the implementation.

Capital Research is reimbursing certain expenses of the Master Protected Fund. This reimbursement will be in effect through at least December 31, 2013, unless modified or terminated by AFIS’ board. The reimbursement may only be modified or terminated with the approval of AFIS’ board.

Portfolio Management of the Master Protected Fund

Portfolio Management for the Master Protected Fund. Capital Research is the investment adviser. The investment adviser is responsible for the management of the Master Protected Fund and, subject to the review and approval of AFIS’ board of trustees, the selection of the subadviser to the Master Protected Fund, the monitoring and oversight of the subadviser and the implementation of policies and procedures reasonably designed to ensure that the subadviser complies with the Master Protected Fund’s investment objective, strategies and restrictions.

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MANAGEMENT

The table below shows the investment experience and role in management for each of the investment professionals primarily responsible for management of the Master Protected Fund.

Portfolio counselor for the Master Protected Fund	Investment experience	Experience in the Master Protected Fund	Role in management of the Master Protected Fund
Alan N. Berro	Investment professional for 26 years in total; 21 years with Capital Research or affiliate	Less than 1 year (since the Master Protected Fund’s inception)	Serves as a portfolio counselor

James R. Mulally	Investment professional for 36 years in total; 32 years with Capital Research or affiliate	Less than 1 year (since the Master Protected Fund’s inception)	Serves as a portfolio counselor

Milliman is the subadviser to the Master Protected Fund with respect to the management of the Master Protected Fund’s protection strategy. The table below shows the investment experience and role in management for the subadviser’s investment professional primarily responsible for the management of the Master Protected Fund’s protection strategy.

Portfolio manager	Investment experience	Experience in the Master Protected Fund	Role in management of the Master Protected Fund
Adam Schenck	Investment professional for 7 years, all with Milliman or affiliate	Less than 1 year (since the Master Protected Fund’s inception)	Serves as a portfolio manager of the subadviser with respect to the protection strategy

Information about the Investment Manager to the Portfolio

Because the Portfolio invests all of its assets in the Master Protected Fund, investment advisory services are currently provided at the Master Protected Fund level by Capital Research. Pursuant to its investment advisory and management agreement with the Trust, SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, provides those services for the Portfolio that are normally provided by a fund’s investment adviser with the exception of portfolio management.

SAAMCo provides master-feeder operational support services to the Portfolio under its investment advisory and management agreement with the Trust so long as the Portfolio is part of a master-feeder fund structure. Such services will include, but are not limited to, monitoring the ongoing investment performance of the Master Protected Fund and Underlying Fund, monitoring the Portfolio’s other service providers, facilitating the distribution of Master Protected Fund shareholder materials to Portfolio shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Portfolio with respect to its investment in the Master Protected Fund.

Under the Trust’s investment advisory and management agreement with SAAMCo, if the Portfolio ceased to operate as part of a master-feeder fund structure SAAMCo, upon the approval of the Board, would provide the Portfolio with investment advisory services, including portfolio management, either directly or with a subadviser. For these services, SAAMCo would be entitled to receive a fee of 0.95% of the Portfolio’s average daily net assets, accrued daily and paid monthly. Currently, SAAMCo is waiving 0.70% of this advisory fee for the Portfolio because it is not providing portfolio management services to the Portfolio.

This contractual advisory fee waiver will continue indefinitely as long as the Portfolio is part of a master-feeder fund structure, and cannot be reduced or eliminated without Board approval

A discussion regarding the basis for the Board’s approval of investment advisory and management agreement for the Portfolio will be available in the Portfolio’s Annual Report to shareholders for the period ended December 31, 2012.

SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $45.6 billion as of June 30, 2012.

SAAMCo has received an exemptive order from the SEC that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with subadvisers approved by the Board without obtaining shareholder approval. Thus, in the event that the Portfolio is no longer part of a master-feeder structure, the exemptive order permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ subadvisers for the Portfolio, change the terms of particular agreements with subadvisers or continue the

- 17 -	SunAmerica Series Trust

MANAGEMENT

employment of existing subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. You will be notified of any subadviser hirings or changes. Shareholders of the Portfolio have the right to terminate an agreement with a subadviser at any time by a vote of the majority of the outstanding voting securities of the Portfolio. Affiliated subadvisers selected and approved by the Board are subject to shareholder approval.

The expense table contained in the Portfolio Summary reflects the total expenses of investing in the Portfolio, including the expenses related to their investments in the Class P1 shares of the Master Protected Fund. The following tables show how the expenses are allocated between the Portfolio and the Master Protected Fund.

Expenses	Master Protected Fund		Protected Asset Allocation SAST Portfolio
Management Fees	0.25	% (1)	0.95	% (2)
Distribution and/or Service (12b-1) Fees	N/A		0.25%
Other Expenses(3)	0.33	% (4)	0.10	% (5)
Acquired Underlying Fund Fees and Expenses	0.30%		None
Total Annual Portfolio Operating Expenses	0.88%		1.30%
Less Fee Waivers and/or Expense Reimbursements	0.10	% (1)(4)	0.77	% (2)(5)
Total Expenses	0.78%		0.53%

(1)	Capital Research currently waives a portion of its management fee equal to 0.05% of the Master Protected Fund’s net assets. This waiver and reimbursement will be in effect through at least December 31, 2013, unless modified or terminated by the Master Protected Fund Board. Capital Research may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the Master Protected Fund Board.
(2)	SAAMCo has entered into a contractual agreement with the Trust under which it will waive 0.70% of its advisory fee for such time as the Portfolio is operated as a feeder fund, because during that time it will not be providing the portfolio management portion of the advisory and management services to be provided under its investment advisory and management agreement with the Trust. This fee waiver will continue indefinitely as long as the Portfolio is part of a master-feeder fund structure and cannot be reduced or eliminated without Board approval.
(3)	Based on estimated amounts for a full fiscal year.
(4)	Capital Research is currently reimbursing a portion of the expenses so that they will not exceed 0.28%. This waiver and reimbursement will be in effect through at least December 31, 2013, unless modified or terminated by the Master Protected Fund Board. Capital Research may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the Master Protected Fund Board.
(5)	SAAMCo has contractually agreed to reimburse the expenses of the Portfolio until December 31, 2013, so that the Portfolio’s “Total Annual Portfolio Operating Expenses After Waivers and/or Expense Reimbursements” does not exceed 0.53%. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. Any waivers or reimbursements made by SAAMCo with respect to the Portfolio are subject to recoupment from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SAAMCo and remain in compliance with the applicable expense limitations. This agreement will be renewed in terms of one year unless terminated by the Board of Trustees prior to any such renewal.

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FOR MORE INFORMATION

The following documents contain more information about the Portfolio’s investments and are available free of charge upon request:

•

The Annual/Semi-annual Reports contain financial statements, performance data and information on portfolio holdings. The annual report will contain a written analysis of market conditions and investment strategies that significantly affected the Portfolio’s performance.

•

The Statement of Additional Information (SAI) contains additional information about the Portfolio’s policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

The Trust’s prospectus, SAI, and semi-annual and annual reports are available at https://www.sunamerica.com/prospectuses or online through the internet websites of the life insurance companies offering the Portfolio as an investment option. You may obtain copies of these documents or ask questions about the Portfolio at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolio are also available on the EDGAR Database on the Securities and Exchange Commission’s web-site at http://www.sec.gov and copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-1520.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

SUNAMERICA SERIES TRUST

INVESTMENT COMPANY ACT

File No. 811-07238`

AMERICAN FUNDS INSURANCE SERIES®

INVESTMENT COMPANY ACT

File No. 811-3857

- 19 -	SunAmerica Series Trust

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2012

as amended

OCTOBER 15, 2012

SUNAMERICA SERIES TRUST

(Class 3 Shares)

AMERICAN FUNDS® GROWTH SAST PORTFOLIO

AMERICAN FUNDS® GLOBAL GROWTH SAST PORTFOLIO

AMERICAN FUNDS® GROWTH-INCOME SAST PORTFOLIO

AMERICAN FUNDS® ASSET ALLOCATION SAST PORTFOLIO

PROTECTED ASSET ALLOCATION SAST PORTFOLIO

SunAmerica Series Trust (the “Trust”), a Massachusetts business trust, is a registered open-end, management investment company currently consisting of 38 portfolios. This Statement of Additional Information (“SAI”) relates to the five portfolios of the Trust listed above (each, a “Portfolio” and collectively, the “Portfolios”).

Each Portfolio described in this SAI operates as a “feeder fund,” which means it does not buy individual securities directly. Instead, it invests all of its assets in another mutual fund, the “master fund,” which invests directly in individual securities. Each such master fund (each, a “Master Fund” and, collectively, the “Master Funds”) is a series of American Funds Insurance Series® (the “Series”). Therefore, each Portfolio has the same investment goal and limitations as the corresponding Master Fund in which it invests and the same gross investment returns. The differences in investment goals and policies among each of the five Master Funds can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject. Each Portfolio’s corresponding Master Fund is listed below:

PORTFOLIO	MASTER FUND

American Funds® Growth SAST Portfolio (“Growth Portfolio”)	American Funds Insurance Series® Growth Fund (“Master Growth Fund”)

American Funds® Global Growth SAST Portfolio (“Global Growth Portfolio”)	American Funds Insurance Series® Global Growth Fund (“Master Global Growth Fund”)

American Funds® Growth-Income SAST Portfolio (“Growth-Income Portfolio”)	American Funds Insurance Series® Growth-Income Fund (“Master Growth-Income Fund”)

American Funds® Asset Allocation SAST Portfolio (“Asset Allocation Portfolio”)	American Funds Insurance Series® Asset Allocation Fund (“Master Asset Allocation Fund”)

Protected Asset Allocation SAST Portfolio (“Protected Asset Allocation Portfolio”)	American Funds Insurance Series® Protected Asset Allocation Fund (“Master Protected Fund”)

Each Portfolio invests in Class 1 shares of the Master Funds except for the Protected Asset Allocation Portfolio, which invests in Class P1 shares of the Master Protected Fund. As feeder funds, the Portfolios do not pay their investment adviser, SunAmerica Asset Management Corp. (“SAAMCo”), for portfolio management services because each Portfolio’s assets are invested in its respective Master Fund, which is managed by Capital Research and Management Company (“Capital Research”), the Master Funds’ investment adviser. Under the master-feeder structure, however, each Portfolio may withdraw its entire investment from its corresponding Master Fund if the Trust’s Board of Trustees (the “Board”) determines that it is in the best interests of the Portfolio and its shareholders to do so. At the time of such withdrawal, the Board would have to consider what action might be taken, including: (1) investing all of the assets of the Portfolio in another pooled investment entity (i.e., another master fund); (2) approving SAAMCo, the Portfolios’ investment adviser, to manage the Portfolio either directly or with a subadviser under the Trust’s investment advisory and management agreement with SAAMCo; or (3) taking any other appropriate action.

The SAI incorporates each Portfolio’s prospectus by reference (each a “Prospectus” and collectively, the “Prospectuses”). The audited financial statements of each Portfolio (other than the Protected Asset Allocation Portfolio) for the fiscal year ended December 31, 2011 are incorporated into this SAI by reference to the Trust’s 2011 Annual Report to shareholders.

This SAI is not a prospectus but should be read in conjunction with the current Prospectuses of the Trust, dated April 30, 2012 and October 15, 2012 (relating only to Class 3 shares of the Protected Asset Allocation Portfolio). It contains information in addition to, and more detailed than, that set forth in the current Prospectuses, and should be read in conjunction with such Prospectuses. As shareholders of feeder funds in a master-feeder mutual fund structure, it is also important that you read the Master Funds’ Prospectus that was provided to you along with your Prospectus, as well as the Master Funds’ SAI that is provided to you along with this SAI.

Terms not defined in this SAI have the meanings assigned to them in the Prospectus. The Prospectus and/or annual report may be obtained by calling toll free at (800) 445-7862, or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

ii

iii

GENERAL INFORMATION AND HISTORY

PORTFOLIOS

The Trust is an open-end investment company organized as a business trust under the laws of the Commonwealth of Massachusetts by an Amended and Restated Agreement and Declaration of Trust, dated September 9, 1992. The Trust currently offers shares in 38 separate portfolios, each with its own investment goals, five of which are described herein. The Growth, Global Growth, Growth-Income, and Asset Allocation Portfolios commenced operations on September 1, 2006. The Protected Asset Allocation Portfolio is expected to commence operations on October 15, 2012.

MASTER FUNDS

The Series is an open-end investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on September 13, 1983. At a meeting of the Master Fund’s shareholders on November 24, 2009, shareholders approved the reorganization of the Series to a Delaware statutory trust. The reorganization is expected to be completed in 2012 or 2013; however, the Series reserves the right to delay the implementation. A summary comparison of the governing documents and state laws affecting the Delaware statutory trust and the current form of organization of the Series can be found in a proxy statement for the Series dated August 28, 2009, which is available on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov. The Master Funds are five of nineteen funds currently offered by the Series, each with its own investment objective.

Each of the Portfolios and Master Funds (other than the Master Protected Fund) is a diversified fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Protected Asset Allocation Portfolio is a diversified fund that invests all of its assets in the Master Protected Fund, which is a non-diversified fund. A non-diversified investment company may invest a greater percentage of its assets in any one issuer than a “diversified” investment company.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

PORTFOLIOS

Under the master-feeder structure, each Portfolio invests all of its assets in a corresponding Master Fund. The following provides additional information about each Master Fund’s investment policies. Please note that the following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of each Master Fund’s net assets unless otherwise noted. This summary is not intended to reflect all of a Master Fund’s investment limitations.

MASTER FUNDS

MASTER GROWTH FUND

GENERAL

•	The Master Fund invests at least 65% of its assets in common stocks.

NON-U.S. SECURITIES

•	The Master Fund may invest up to 25% of its assets in securities of issuers domiciled outside the United States.

DEBT SECURITIES

•

The Master Fund may invest up to 10% of its assets in straight debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations (“NRSROs”), or unrated but determined to be of equivalent quality by the Master Fund’s investment adviser. The Master Fund currently intends to look to the ratings from Moody’s Investors Service, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the Master Fund’s investment policies.

MASTER GLOBAL GROWTH FUND

GENERAL

•	The Master Fund invests primarily in common stocks of companies located around the world.

DEBT SECURITIES

•

The Master Fund may invest up to 10% of its assets in straight debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated Baa1 or below and BBB+ or below by NRSROs, or in unrated securities that are determined to be of equivalent quality by the Master Fund’s investment adviser. The Master Fund currently intends to look to the ratings from Moody’s Investors Services, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the Master Fund’s investment policies.

MASTER GROWTH-INCOME FUND

GENERAL

•	The Master Fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

NON-U.S. SECURITIES

•	The Master Fund may invest up to 15% of its assets in securities of issuers domiciled outside the United States.

DEBT SECURITIES

•

The Master Fund may invest up to 5% of its assets in straight debt securities rated Ba1 or below and BB+ or below by NRSROs, or unrated but determined to be of equivalent quality by the Master Fund’s investment adviser. The Master Fund currently intends to look to the ratings from Moody’s Investors Services, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the Master Fund’s investment policies.

MASTER ASSET ALLOCATION FUND

GENERAL

•

Under normal market conditions, the Master Fund generally invests 40% to 80% of its assets in equity securities; 20% to 50% in debt securities; and 0% to 40% in money market instruments (including cash).

DEBT SECURITIES

•

Up to 25% of the Master Fund’s debt assets may be invested in straight debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Ratings Organizations designated by the Master Fund, or NSROs or unrated but determined to be of equivalent quality by the Master Fund’s investment adviser. The Master Fund currently intends to look to the ratings from Moody’s Investors Services, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the Master Fund’s investment policies.

NON-U.S. SECURITIES

•	The Master Fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the United States.

•	The Master Fund may invest up to 5% of its assets in debt securities of issuers domiciled outside the United States.

MASTER PROTECTED FUND

The Master Fund pursues its investment objective by:

•	investing in shares of the Master Asset Allocation Fund, the “Underlying Fund,”

•	while managing portfolio volatility and risk of loss through the use of hedge instruments, including positions in exchange-traded futures contracts.

The goal of the Master Fund’s protection strategy is to stabilize the volatility of the Master Fund around a target volatility level and reduce the downside exposure of the Master Fund during periods of significant and sustained market declines. In situations of extreme market volatility, the short positions held in exchange-traded equity index futures could potentially eliminate the Master Fund’s net economic exposure to equity securities. The Master Fund invests in hedge instruments pursuant to an order from the U.S. Securities and Exchange Commission granting an exemption from Rule 12d1-2(a) under the Investment Company Act of 1940 (File No. 812-14007 / Release No. 30033).

The Master Fund will also hold cash, cash equivalents and/or money market fund shares. See the “MASTER ASSET ALLOCATION FUND” for more information about the Underlying Fund.

DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

The investment goal and principal investment strategy for each of the Master Funds, along with certain types of investments the Master Funds make under normal market conditions and for efficient portfolio management, are described in the Prospectuses. The following information supplements the information contained in the Prospectuses and also provides information concerning investments the Master Funds may make on a periodic basis, which includes infrequent investments, or investments in which the Master Funds reserve the right to invest. Unless otherwise indicated, investment restrictions, including percentage limitations, are based on the net assets of each Master Fund and apply at the time of purchase. The shareholders will be notified at least 60 days prior to any change to a Master Fund’s investment goal or 80% investment policy, if applicable. “Net assets” will take into account borrowing for investment purposes.

Since each Portfolio does not invest directly in securities but rather invests directly in its corresponding Master Fund, each Portfolio is subject to the risks described below indirectly through its investment in the Master Fund, which invests directly in securities. Note, however, that in the event that the Board determines that it is in the best interests of a Portfolio to withdraw its entire investment in a Master Fund and instead allow SAAMCo or a subadviser to direct the investment and reinvestment of the Portfolio’s assets directly in securities, then the Portfolio would directly utilize the following investment instruments and techniques and would be subject to the related risks, as applicable. The following supplements the discussion in the Prospectuses regarding investment objectives, strategies and risks.

The Master Protected Fund invests in shares of the Underlying Fund and in hedge instruments. As a result, the Master Protected Fund does not invest directly in most of the securities and other instruments described below, but is subject to their risks through its investment in the Underlying Fund. References to the Master Funds in this section should be read to include the indirect investment by the Master Protected Fund in the Underlying Fund.

ADRs, GDRs, and EDRs. The Master Funds may invest in ADRs, GDRs and EDRs. Foreign securities include, among other things, American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and others (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as “Depositary Receipts”), to the extent that such Depositary Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the “underlying issuer”) and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be “sponsored” or “unsponsored.” Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. A Master Fund may invest in sponsored and unsponsored Depositary Receipts. For purposes of a Master Fund’s investment policies, the Master Fund’s investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Asset-Backed Securities. The Master Asset Allocation Fund may purchase asset-backed securities. Each of the Portfolios may invest in asset-backed securities if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser; however, the Master Growth Fund, the Master Global Growth Fund and the Master Growth-Income Fund currently do not invest in such instruments. Asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The value of asset-backed securities is sensitive to changes in the credit quality of the underlying collateral, the strength of third party credit enhancements (if any), changes in interest rates, and the financial condition of the issuer. Prepayment of the obligations underlying an asset-backed security may change the effective maturity of the asset-backed security. Asset-backed securities may be less liquid and more difficult to value than other securities.

Borrowing. The 1940 Act permits each Master Fund to borrow up to 33 1/3% of its total assets from banks for any purpose, and may borrow up to 5% of its total assets from banks or other lenders for temporary purposes. In the event that asset coverage for a Master Fund’s borrowings falls below 300%, the Master Fund will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.

To the extent a Master Fund borrows for investment purposes, borrowing creates leverage, which is a speculative characteristic. Although a Master Fund is authorized to borrow, it will do so only when the Master Fund’s investment adviser believes that borrowing will benefit the Master Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by a Master Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leveraging results from borrowing and will magnify declines as well as increases in a Master Fund’s net asset value per share and net yield. The Master Funds expect that all of their borrowing will be made on a secured basis. The Master Funds will segregate cash or other liquid assets securing the borrowing for the benefit of the lenders. If assets used to secure a borrowing decrease in value, a Master Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

Brady Bonds. Foreign securities include, among other things, Brady Bonds which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Ivory Coast (Cote d’Ivoire), Jordan, Mexico, Nigeria, Panama, Peru, the Philippines, Poland, Russia, Uruguay, Venezuela and Vietnam.. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

Collateralized Bond Obligations (“CBOs”). Certain of the Portfolios may invest in CBOs if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser; however, the Master Funds currently do not invest in such instruments. CBOs are structured products backed by a diversified pool of high yield public or private fixed income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. Interest payments to lower CBO tranches can also be deferred in situations where the CBO pool is in default. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool. CBOs may be deemed to be “illiquid” and subject to a Portfolio’s overall limitations on investments in illiquid securities.

Currency Basket. A currency basket consists of specified amounts of currencies of certain foreign countries.

Currency Volatility. The value of a Master Fund’s foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Master Fund’s non-U.S. dollar denominated securities.

Currency Transactions. The Master Global Growth Fund, Master Growth Fund, Master Protected Fund and Master Asset Allocation Fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates and currently intend to engage in currency transactions only to provide for the purchase or sale of a currency needed to purchase or sell a security denominated in that currency (i.e. “spot” and “cover” transactions). A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the Master Funds will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain, which might result from an increase in the value of the currency. The Master Funds will not generally attempt to protect against all potential changes in exchange rates. The Master Funds will segregate liquid assets, which will be marked to market daily to meet their forward contract commitments to the extent required by the SEC.

Currency options may be either listed on an exchange or traded over-the-counter (“OTC options”). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike (exercise) prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”) may limit the extent to which the funds may enter into forward contracts. Such transactions may also affect, for U.S. federal tax purposes, the character and timing of income, gain or loss recognized by the Master Funds.

Diversification. Each Master Fund (other than the Master Protected Fund) is a diversified fund as defined in the 1940 Act. The Master Protected Fund is a non-diversified investment company, which allows it to invest a greater percentage of its assets in any one issuer. The Master Protected Fund intends to comply with the diversification and other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to variable products so that the Master Protected Fund will not be subject to U.S. taxes on the net investment income and net capital gains that it distributes to its shareholders. (See “Dividends, Distributions and Federal Taxes.”)

Derivatives. The Master Funds may invest in certain derivative instruments, such as forward currency contracts; however, if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser, the Portfolios may invest in a greater universe of derivative instruments. The Master Protected Fund may invest in equity index futures contracts and in interest rate futures contracts. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” (“OTC”) markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in a Master Fund, the Master Fund will be exposed to the risks associated with hedging. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Master Fund will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. See discussion herein under “Options and Futures – Limitations on entering into Futures Contracts.”

Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Master Fund would not be subject absent the use of these strategies. If Capital Research’s predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Master Fund may leave the Master Fund in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Master Fund’s securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

If a Master Fund establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying futures and/or calls on such futures or on debt securities, it is possible that the market may decline; if the Master Fund’s investment adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Master Fund will realize a loss that is not offset by a reduction in the price of the debt securities purchased.

Emerging Markets. The Master Funds may invest in emerging markets. Investments in companies domiciled in emerging market countries may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Master Fund’s securities will generally be denominated in foreign currencies, the value of such securities to the Master Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Master Fund’s securities. In addition, some emerging market countries may have fixed or managed currencies, which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

A further risk is that the existence of national policies may restrict a Master Fund’s investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

Equity Securities. The Master Funds may invest in equity securities. Equity securities represent an ownership position in a company. Equity securities held by the Master Funds typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. The prices of these securities can also be adversely affected by depending on the outcome of financial contracts (such as derivatives) held by third parties relating to various assets or indices. Holders of equity securities are not creditors of the issuer. As such, if an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the funds’ ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities. The growth-oriented, equity-type securities generally purchased by the Master Funds may involve large price swings and potential for loss.

Exchange Traded Funds (“ETFs”). If SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser, each of the Portfolios may invest in ETFs. ETFs are types of investment company that may be bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Most ETFs are investment companies and therefore, a Portfolio’s purchase of ETF shares generally is subject to the limitations on, and the risks of, a Portfolio’s investments in other investment companies. See “Other Investment Companies” below. The Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risk of owning the underlying securities they are designed to track. Lack of liquidity in an ETF results in its being more volatile and ETFs have management fees which increase their cost.

Fixed Income Securities. The Master Funds may invest in fixed income securities. Fixed income securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some fixed income securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some fixed income securities bear interest at rates that are not fixed, but which may vary with changes in specified market rates or indices. The market prices of fixed income securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of fixed income securities decline when interest rates rise and increase when interest rates fall. These fluctuations will generally be greater for longer-term fixed income securities than for shorter-term fixed income securities.

Lower rated fixed income securities, rated Ba1/BB+ or below by NRSROs, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated fixed income securities, or they may already be in default. Such securities are sometimes referred to as “junk bonds” or high yield bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated fixed income securities. Investment grade bonds rated A or Baa and A or BBB also may be more susceptible to changes in circumstances or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to fixed income securities are discussed below:

Sensitivity to Interest Rate and Economic Changes. Fixed income securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain fixed income securities. Credit ratings for fixed income securities provided by rating agencies evaluate the safety of principal and interest payments, not market value risk. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. See Appendix A for more information about credit ratings.

Payment Expectations. Fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the funds would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the funds may incur losses or expenses in seeking recovery of amounts owed to them.

Liquidity and Valuation. There may be little trading in the secondary market for particular fixed income securities, which may affect adversely the Master Funds’ ability to value accurately or dispose of such fixed income securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of fixed income securities.

Capital Research attempts to reduce the risks described above through diversification of the Master Funds’ portfolios and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. Capital Research considers these ratings of securities as one of many criteria in making its investment decisions.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix for more information about credit ratings.

Floating Rate Obligations. The Master Funds may invest in floating rate obligations. These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in LIBOR (London Interbank Offering Rate). Capital Research considers floating rate obligations to be liquid investments because a number of U.S. and foreign securities dealers make active markets in these securities.

Foreign Securities. The Master Funds may invest in foreign securities. A foreign security is a security issued by an entity domiciled or incorporated outside of the United States. A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

The Master Funds may invest in non-U.S. dollar-denominated foreign securities in accordance with their specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Master Fund may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

Investments in the securities of foreign issuers often involve currencies of foreign countries and may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. To the extent that a Master Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. A Master Fund also may be subject to currency exposure independent of its securities positions.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Master Fund’s total assets, adjusted to reflect the Master Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Master Fund will be more susceptible to the risk of adverse economic and political developments within those countries. A Master Fund’s net currency positions may expose it to risks independent of its securities positions. In addition, if the payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Master Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Forward Commitments. The Master Funds may enter into commitments to purchase or sell securities at a future date. When a Master Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. When a Master Fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of such agreement. If the other party to such a transaction fails to deliver or pay for the securities, the Master Fund could miss a favorable price or yield opportunity, or could experience a loss.

The Master Funds will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a Master Fund’s aggregate commitments in connection with these transactions exceed its segregated assets, the Master Fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of a Master Fund’s portfolio securities decline while the Master Fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The Master Funds will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet their obligations.

The Master Funds may also enter into “roll” transactions, which involve the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The Master Funds assumes the risk of price and yield fluctuations during the time of the commitment. The Master Funds will segregate liquid assets, which will be marked to market daily in an amount sufficient to meet their payment obligations in these transactions.

High-Yield or High-Risk Bonds (“Junk Bonds”). Certain Master Funds may purchase junk bonds and other lower rated fixed income securities. Certain of the Portfolios may invest in junk bonds if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser. These investments present certain risks, including:

Sensitivity to Interest Rate and Economic Changes. High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the Master Funds may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Master Funds’ net asset value.

Payment Expectations. High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Master Funds would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond’s value will decrease in a rising interest rate market, as will the value of the Master Funds’ assets. If the Master Funds experience unexpected net redemptions, this may force them to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Master Funds’ rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may affect adversely the Master Funds’ ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If the Master Fund experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investments, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Master Funds’ rate of return.

Capital Research attempts to reduce these risks through diversification and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Hybrid Instruments. The Portfolios may invest in hybrid investments if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser; however, the Master Funds currently do not invest in such instruments. Hybrid instruments, including indexed and structured securities, combine the elements of derivatives, including futures contracts or options with those of debt, preferred equity or a depository instrument.

Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a Benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the hybrid instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission (the “CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, a Portfolio that so invests will limit its investments in hybrid instruments to 10% of its total assets.

Hybrid instruments include structured investments, which are organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in Structured Securities are generally of a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”) or (ii) the value of the Reference Bond, if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.

Illiquid and Restricted Securities. The Master Funds may invest in certain illiquid and restricted securities. A Master Fund may not invest more than 15% of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

The SEC has adopted Rule 144A, which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

Any such restricted securities will be considered to be illiquid for purposes of a Master Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Series’ board of trustees (the “Master Funds Board”), the Master Fund’s investment adviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Master Fund’s level of illiquidity may increase.

A Master Fund may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Master Fund. The assets used as cover for OTC options written by a Master Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Master Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Capital Research will monitor the liquidity of restricted securities in the Master Fund. In reaching liquidity decisions, the following factors are considered: (a) the unregistered nature of the security; (b) the frequency of trades and quotes for the security; (c) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (d) dealer undertakings to make a market in the security; and (e) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Section 4(2) Paper. The Master Funds may invest in Section 4(2) paper. Section 4(2) paper is commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The Board has delegated to SAAMCo (and SAAMCo, in turn, may delegate to a subadviser) the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Board that require SAAMCo to take into account the factors described below and require SAAMCo to perform monitoring and reporting functions. SAAMCo will take into account: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Inflation-Indexed Bonds. The Master Asset Allocation Fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations. Certain of the Portfolios may invest in inflation-indexed bonds if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser. The Master Growth Fund, the Master Global Growth Fund, and the Master Growth-Income Fund currently do not invest in such instruments. The principal value of this type of bond is adjusted in response to changes in the level of the consumer price index. The interest rate is fixed at issuance as a percentage of this adjustable principal. The actual interest income may therefore both rise and fall as the level of the consumer price index rises and falls. In particular, in a period of deflation the interest income would fall. While the interest income may adjust upward or downward without limit in response to changes in the consumer price index, the principal has a floor at par, meaning that the investor receives at least the par value at redemption. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. If interest rates rise for reasons other than inflation, investors in these securities may not be protected to the extent the increase is not reflected in the bond’s inflation measure.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

Interfund Borrowing and Lending Program. Certain of the Portfolios may participate in an interfund borrowing and lending program if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser; however, the Master Funds currently do not participate in such a program. The Trust has received exemptive relief from the SEC, which permits a Portfolio to participate in an interfund lending program among investment companies advised by SAAMCo or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Portfolios, including the requirement that no Portfolio may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Portfolios from a typical bank for comparable transaction. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio’s investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Portfolios. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio will comply with its investment policy on borrowing.

Inverse Floaters. Certain of the Portfolios may invest in inverse floaters if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser; however, the Master Funds currently do not invest in such instruments. Inverse floaters are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio’s 15% limitation on investments in such securities.

Investing in Private Companies. The Master Funds may invest in companies that have not publicly offered their securities. Investing in private companies can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company’s public offering and are often subject to additional contractual restrictions on resale that would prevent the Master Funds from selling their company shares for a period of time following the public offering.

Investments in private companies can offer the Master Funds significant growth opportunities at attractive prices. However these investments can pose greater risk, and consequently, there is no guarantee that positive results can be achieved in the future.

Loan Participations and Assignments. The Portfolios may invest in loan participations and assignments if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser; however, the Master Funds (other than the Master Asset Allocation Fund) currently do not invest in such instruments. Loan participations and assignments include investments in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions (“Lenders”). Investments in Loans are expected in most instances to be in the form of participations in Loans

(“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. In the case of Participations, the Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Portfolios may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Portfolios will acquire Participations only if the Lender interpositioned between the Portfolios and the borrower are determined by SAAMCo to be creditworthy. When the Portfolios purchase Assignments from Lenders they will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolios as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the Portfolios’ liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolios to assign a value to these securities for purposes of valuing the Portfolios and calculating its net asset value.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities, as described above.

Mortgage-Backed Securities. The Master Funds may purchase mortgage-backed securities. Mortgage-backed securities include investments in mortgage-related securities, including certain U.S. government securities such as GNMA, FNMA or FHLMC certificates (as defined below), and private mortgage-related securities, which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Master Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Master Fund receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Master Fund. Monthly interest payments received by the Master Fund have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. The Master Fund may purchase mortgage-backed securities at a premium or at a discount.

The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

GNMA Certificates. Government National Mortgage Association (“GNMA”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Master Asset Allocation Fund may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration or the Farmer’s Home Association, or guaranteed by the Veterans Administration. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Master Asset Allocation Fund has purchased the certificates at a premium in the secondary market.

FHLMC Certificates. The Federal Home Loan Mortgage Corporation (the “FHLMC”) issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) (collectively, “FHLMC Certificates”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

FNMA Certificates. The Federal National Mortgage Association (the “FNMA”) issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

In September 2008, FHLMC and FNMA were placed into conservatorship by their regulator, the Federal Housing Finance Agency. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by FHLMC or FNMA. Although the U.S. government has provided financial support to FHLMC and FNMA, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Other types of mortgage-backed securities include:

Conventional Mortgage Pass-Through Securities represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or Real Estate Mortgage Investment Conduits (“REMICs”) and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

The mortgage pools underlying Conventional Mortgage Pass-Through Securities consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Through Securities (whether fixed or adjustable rate) provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.

Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

Collateralized Mortgage Obligations (“CMOs”) are fully collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those that are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (”PAC”) certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the “PAC Certificates”), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

Stripped Mortgage-Backed Securities (“SMBS”) are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS have greater market volatility than other types of U.S. government securities in which a Master Fund invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the “principal only” class) from the mortgage pool, while the other class will receive all or most of the interest (the “interest only” class)

(commonly referred to as “POs” or “IOs,” respectively). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Master Fund’s yield. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Master Fund’s net asset value per share. Only government interest-only and principal-only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to a Master Fund’s limitation on investments in illiquid securities.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not subject to the Portfolios’ industry concentration restrictions as set forth below under “Investment Restrictions,” because of the exclusion from the test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the Portfolios take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.

Municipal Bonds. The Master Asset Allocation Fund may invest in municipal bonds. Certain of the Portfolios may invest in municipal bonds if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser; however, the Master Growth Fund, the Master Global Growth Fund and the Master Growth-Income Fund currently do not invest in such instruments. Fixed income securities include, among other things, municipal bonds, which are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax (“Municipal Bonds”). Municipal Bonds include fixed income securities, which pay interest income that is subject to the alternative minimum tax.

Options and Futures. The Portfolios may invest in options and futures if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser; however, the Master Funds (other than the Master Protected Fund, which may invest in exchange-traded index and interest rate futures) currently do not invest in such instruments. Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within in a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, indices, foreign currencies, etc. at a specified future date and price. Options and futures are generally used for either hedging or income enhancement purposes.

Options can be either purchased or written (i.e., sold). A call option written by a Portfolio obligates a Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. After any such sales up to 25% of a Portfolio’s total assets may be subject to calls. All call options written by a Portfolio must be “covered,” which means that a Portfolio will own the securities subject to the option as long as the option is outstanding. The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a Portfolio obligates a Portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Portfolio must be “covered,” which means that the Portfolio will segregate cash, liquid assets or other suitable cover as permitted by the SEC with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a Portfolio. However, in return for the option premium, a Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

The following is more detailed information concerning Options, Futures and Options on Futures:

Options on Securities. When a Portfolio writes (i.e., sells) a call option (“call”) on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than nine months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result, the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

Options on Foreign Currencies. Puts and calls are also written and purchased on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A call written on a foreign currency by a Portfolio is “covered” if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A put option is “covered” if the Portfolio segregates cash or other liquid securities with a value at least equal to the exercise price of the put option. A call written by a Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by segregating cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio’s position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

In addition to using options for the hedging purposes described above, a Portfolio may use options on currency to seek to increase total return. A Portfolio may write (i.e., sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, a Portfolio accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.

A Portfolio may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. A Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, a Portfolio would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Portfolio for the purpose of benefiting from a decline in the value of currencies which it does not own. A Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Portfolio would realize either no gain or a loss on the purchase of the put option.

Options on Securities Indices. Puts and calls on broadly based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Master Fund, a seller of a corresponding call on the same investment will pay Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio’s exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

The use of options would subject the Portfolio to certain risks. Predictions of movements in the direction of the securities markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio’s net asset value or a reduction in the amount of income available for distribution may leave the Portfolio in a worse position than if the option had not been used. Other risks inherent in the use of options include contracts and movements in the prices of the securities included in the indices underlying the options.

Yield Curve Options. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent not anticipated. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling. A Portfolio that may enter into yield curve options transactions will cover such transactions as described above.

Reset Options are options on U.S. Treasury securities, which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date for, in certain instances, on such date. In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Series is paid at termination, the Series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Series purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

Futures. In this section, references to a “Portfolio” also include the Master Protected Fund. Interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. government securities (together, “Futures”) are used primarily for hedging purposes and from time to time for income enhancement. Upon entering into a Futures transaction, a Portfolio will be required to segregate an initial margin payment of cash or other liquid securities with the futures commission merchant (the “futures broker”) at a derivatives clearing house or exchange. Futures are also often used to adjust exposure to various equity or fixed income markets or as a substitute for investments in underlying cash markets. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Assets used as margin typically may not be sold while the position in the related futures contract is open unless they are replaced with other appropriate assets. If markets move against the Portfolio’s futures position, the Portfolio may be required to maintain or post additional assets and may have to dispose of existing investments to obtain such assets. This may prevent a Portfolio from pursuing its investment objective with respect to such assets. Assets that are used as margin typically are invested, and these investments are subject to risk and may result in losses to the Portfolio, which may be in addition to losses incurred by using the related futures contract. If the Portfolio is unable to close out its position, it maybe required to continue to maintain such assets or make such payments until the position expires or matures, and the Portfolio will continue to be subject to investment risk on such assets. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation by a Portfolio of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value, and a Portfolio may not be able to take other actions or enter into other transactions to limit or reduce its exposure to the position. As a result, a Portfolio’s access to other assets held to cover its futures positions could also be impaired. If a Portfolio is not able to enter into an offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the futures contract.

In the event of the bankruptcy or insolvency of a futures broker that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the futures broker’s other customers, if any, potentially resulting in losses to the Portfolio. An event of bankruptcy or insolvency at a clearinghouse or exchange holding initial margin could also result in losses for a Portfolio.

Interest rate futures contracts are purchased or sold generally for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio’s current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio’s portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio’s cash reserves could then be used to buy long-term bonds on the cash market.

Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a Portfolio’s current or anticipated investments exactly. A Portfolio may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the Portfolio typically invests, which involves a risk that the futures position will not track the performance of the Portfolio’s other investments.

Foreign currency futures contracts are generally entered into for hedging or income enhancement purposes to attempt to protect a Portfolio’s current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. For example, a Portfolio may sell futures contracts on a foreign currency when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

Options on Futures include options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts.

The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on Futures positions, a Portfolio’s losses from exercised options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

A Portfolio may purchase options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.

Pursuant to a claim for exemption filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Portfolios, neither the Portfolios nor the Trust are deemed to be a “commodity pool” or “commodity pool operator” (“CPO”), respectively, under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. The Portfolios’ investment adviser, SAAMCo, is not deemed to be a “commodity trading advisor” with respect to its services as an investment adviser to the Portfolios, as applicable. Transactions in options by a Portfolio are subject to limitations established by the CFTC and each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to futures and economically equivalent derivatives contracts. An exchange may order the liquidation of positions found to be in violation of those limits and my impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less margin deposit applicable to it.

In February 2012, however, the CFTC adopted certain regulatory changes that will subject the adviser of a registered investment company to registration with the CFTC as a CPO if the company is unable to comply with certain trading and marketing limitations. With respect to investments in commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, a registered investment company must meet one of the following tests: (1) the aggregate initial margin and premiums required to establish the company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed one hundred percent (100%) of the liquidation value of the company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the company many not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or derivatives markets. These rules go into effect on December 31, 2012. In the event that SAAMCo is required to register as a CPO, the disclosure and operations of each Portfolio that is unable to meet one of the tests described above would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase Trust expenses. Other potentially adverse regulatory initiatives could also develop. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens if CPO registration is required.

If the Master Protected Fund is unable to meet the trading and marketing limitations described above, its investment adviser will be required to register as a CPO. If the Master Protected Fund’s investment adviser has to register as a CPO, it is not clear whether SAAMCo will be required to register as a CPO by virtue of the Protected Asset Allocation Portfolio’s investments in the Master Protected Fund

Other Investment Companies. If SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser, the Portfolios may invest in securities of other investment companies (including ETFs) subject to statutory limitations prescribed by the 1940 Act; however, the Master Funds (other than the Master Protected Fund, which invests in the securities of the Master Asset Allocation Fund) currently do not invest in such investments. These limitations include a prohibition on a Portfolio acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Portfolio’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. These limitations may be exceeded for certain ETFs that have received SEC exemptions, subject to compliance with the applicable conditions. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. The Master Asset Allocation Fund may not acquire securities of open-end investment companies or unit investment trusts registered under the Investment Company Act of 1940 in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act. See also “Exchange Traded Funds.”

Real Estate Investment Trusts (“REITs”). The Master Funds may invest in REITs. REITs pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs,

Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from registration under the 1940 Act. Changes in interest rates may also affect the value of the debt securities in the Portfolio’s portfolio. By investing in REITs indirectly through the Master Fund, a shareholder will bear not only his proportionate share of the expense of the Master Fund, but also, indirectly, similar expenses of the REITs, including compensation of management.

Reverse Repurchase Agreements. Certain Master Funds may invest in reverse repurchase agreements. Reverse repurchase agreements may be entered into with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by SAAMCo to be creditworthy. In a reverse repurchase agreement, the Master Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Master Fund. The Master Fund’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as “leverage.” A Master Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Master Fund will segregate cash or other liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Master Fund’s repurchase obligation, and the Master Fund’s use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings.

Roll Transactions. The Master Asset Allocation Fund may enter into roll transactions. Each Portfolio may enter into roll transactions if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser; however, the Master Growth Fund, the Master Global Growth Fund and the Master Growth-Income Fund currently do not enter into roll transactions. Roll transactions involve the sale of mortgage or other asset-backed securities (“roll securities”) with the commitment to purchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Master Asset Allocation Fund forgoes principal and interest paid on the roll securities. The Master Asset Allocation Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Master Asset Allocation Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. The Master Asset Allocation Fund will enter only into covered rolls. Because roll transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Master Asset Allocation Fund sells the security becomes insolvent, the Master Asset Allocation Fund’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Master Asset Allocation Fund is required to repurchase may be worth less than an instrument that the Master Asset Allocation Fund originally held. Successful use of roll transactions will depend upon the ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

Securities Lending. A Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, equal to at least 100% of the value of the portfolio securities loaned plus accrued interest. By lending their portfolio securities, the Portfolios can increase their income through the investment of the cash collateral. For the purposes of this policy, the Portfolios consider collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the

Portfolios to be the equivalent of cash. From time to time, the Portfolios may return to the borrower or a third party, which is unaffiliated with them, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned. The Portfolios will limit their loans of portfolio securities to an aggregate of 10% of the value of each Portfolio’s total assets, measured at the time any such loan is made. Each Portfolio may lend its portfolio securities if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser; however, the Master Funds currently do not lend their portfolio securities.

The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Portfolio must receive from the borrower at least 100% cash collateral of the type discussed in the preceding paragraph; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Portfolio’s board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Portfolio’s ability to recover the loaned securities or dispose of the collateral for the loan.

Securities with Equity and Debt Characteristics. The Master Funds may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred securities automatically convert into common stocks and some may be subject to redemption at the option of the issuer at a predetermined price. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to the factors affecting debt securities. Nonconvertible preferred securities will be treated as debt for Master Fund investment limit purposes.

Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities ordinarily do not have voting rights and, prior to conversion, may pay a fixed rate of interest or a dividend. Such securities may have preference over common stocks with respect to dividends and any residual assets after payment to creditors should the issuer dissolve. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

Short Sales. Certain of the Portfolios may engage in short selling if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser; however, the Master Funds (other than the Master Protected Fund, which may short sell futures contracts or other investments) currently do not engage in short selling. Short sales are effected by selling a security that a Portfolio does not own. Certain Portfolios may engage in short sales “against the box.” A short sale is “against the box” to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A short sale against the box of an “appreciated financial position” (e.g., appreciated stock) generally is treated as a sale by the Portfolio for federal income tax purposes. A Portfolio generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box. A Portfolio may not enter into a short sale against the box, if, as a result, more than 25% of its total assets would be subject to such short sales. When a Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. To deliver the securities to the buyer, a Portfolio will need to arrange through a broker to borrow the securities and, in so doing, a Portfolio will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. Until a Portfolio replaces a borrowed security, the Portfolio will segregate and maintain daily, cash or other liquid securities, at such a level that the amount segregated plus the amount deposited as collateral will equal the current value of the security sold short. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Short-Term Investments. The Master Funds may invest in short-term investments. These include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper), (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less. Common short-term investments include, but are not limited to:

Money Market Securities. Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit.

Commercial Bank Obligations are certificates of deposit (“CDs”) (interest-bearing time deposits), bankers’ acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks. CDs are securities that represent deposits in a depository institution for a specified rate of interest and normally are negotiable. CDs issued by a foreign branch (usually London) of a U.S. domestic bank are known as “Eurodollar CDs.” Although certain risks may be associated with Eurodollar CDs that are not associated with CDs issued in the U.S. by domestic banks, the credit risks of these obligations are similar because U.S. banks generally are liable for the obligations of their branches. CDs issued through U.S. branches of foreign banks are known as “Yankee CDs.” These branches are subject to federal or state banking regulations. The secondary markets for Eurodollar and Yankee CDs may be less liquid than the market for CDs issued by domestic branches of U.S. banks.

Savings Association Obligations are CDs issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the Federal Deposit Insurance Corporation.

Commercial Paper are short-term notes (up to 12 months) issued by corporations or governmental bodies, including variable amount master demand notes.

Corporate Bonds and Notes. A Master Fund may purchase corporate obligations that mature or that may be redeemed in 397 days or less. These obligations originally may have been issued with maturities in excess of such period.

U.S. Government Securities are debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC, and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities.

Repurchase Agreements. A Master Fund will enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by Capital Research, subject to the guidance of the Master Funds Board. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Master Fund’s money is invested in the security. Whenever a Master Fund enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Master Fund will require additional collateral. If the seller under the repurchase agreement defaults, the Master Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Master Fund may be delayed or limited. The Trustees have established guidelines to be used by the Master Fund’s investment adviser in connection with transactions in repurchase agreements and will regularly monitor each Master Fund’s use of repurchase agreements. A Master Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its total assets. However, repurchase agreements having a maturity of seven days or less for temporary defensive purposes are not subject to the limits on illiquid securities.

Smaller Capitalization Stocks. The Master Funds may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $4.0 billion at the time of purchase). Capital Research believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies. The Master Funds determine relative market capitalizations using U.S. standards. Accordingly, the Master Funds’ non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.

Standby Commitments. The Portfolios may invest in standby commitments if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser; however, the Master Funds currently do not invest in such instruments. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. SAAMCo may rely upon its evaluation of a bank’s credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including: the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolios; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Swaps. Interest-Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Options On Swaps and Interest-Rate Caps, Floors and Collars. Certain of the Portfolios may invest in swaps if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser; however, the Master Funds currently do not invest in such instruments; however, if, in the judgment of the Master Protected Fund’s investment adviser and the sub-adviser the exchange traded swaps market becomes similar in depth and substance to that of the exchange traded futures market, the subadviser may use exchange traded swaps to seek to hedge interest rate risk. In such a market the operational aspects and risks of investing in exchange traded swaps will be substantially similar to those of investing in exchange traded futures. Entering into interest-rate swaps or mortgage swaps or purchasing interest-rate caps, floors or collars is often done to protect against interest rate fluctuations and hedge against fluctuations in the fixed income market. A Portfolio will generally enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest-rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed-rate payments. Since interest-rate swaps are individually negotiated, the Portfolio expect to achieve an acceptable degree of correlation between their respective portfolio investments and their interest-rate positions. Portfolio will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive, if any. The use of interest-rate swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Credit Swaps. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. A “swaption” is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest-rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, each Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

The Portfolios will not enter into any mortgage swap, interest-rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated either AA or A-1 or better or Aa or P-1 or better by NRSROs, or is determined to be of equivalent quality by the investment adviser.

Equity Swaps. Equity swaps are typically entered into for the purpose of investing in a market without owning or taking physical custody of securities in various circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

A Portfolio will generally enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio’s risk of loss consists of the net amount of payment that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or other liquid securities in an amount having an aggregate net asset value at least equal to the accrued excess of the Portfolio’s obligations over its entitlements with respect to each equity swap. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Portfolio’s potential exposure, as permitted by applicable law, the Portfolio believes that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions.

Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other pays a compounded fixed rate. A Portfolio intends to utilize inflation swap agreements where there are no exchanges of cash payments until the maturity of the swap. These are sometimes called zero coupon inflation swaps.

Inflation swap agreements may be used to protect the net asset value of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index. Inflation swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. The Portfolio will enter into inflation swaps on a net basis (i.e., the two payment streams are netted out at maturity with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by the Portfolio from swap transactions, such as inflation swap agreements and other types of swap discussed below, will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

Mortgage Swaps. Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

Total Return Swaps. Total return swaps are contracts under which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

U.S. Government Securities. The Master Funds may purchase U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of high credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and entities include, but are not limited to: Federal Home Loan Bank, FHLMC, FNMA, Tennessee Valley Authority and Federal Farm Credit Bank System.

Warrants and Rights. The Master Funds may invest in warrants and rights. Warrants give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments can generally provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.

CASH POSITION

The Master Funds may also hold cash or money market instruments, the amount of which will vary and will depend on various factors, including market conditions and purchases and redemptions of shares. For temporary defensive purposes, a Master Fund may hold all, or a significant portion, of its assets in such securities. A larger amount of such holdings could negatively affect a fund’s investment results in a period of rising market prices; conversely, it could reduce a fund’s magnitude of loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions.

INVESTMENT RESTRICTIONS

PORTFOLIOS

Each of the Portfolios has adopted the following investment restrictions that are fundamental policies; however, as long as the Portfolios remain invested in the Master Funds, the Portfolios are subject to the Master Funds’ investment restrictions, even if the Master Funds’ restrictions are more restrictive. If SAAMCo or a subadviser begins to provide portfolio management services to the Portfolios, the Portfolios would no longer be subject to the Master Funds’ investment restrictions and would be subject solely to the following investment restrictions. These fundamental policies cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the respective Portfolio. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. These Portfolios may not:

1.	Invest more than 5% of the value of the total assets of a Portfolio in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the Portfolio’s total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the government of the United States or of any of its agencies or instrumentalities.

2.	As to 75% of its total assets, purchase more than 10% of any class of the outstanding voting securities of an issuer.

3.	Invest more than 25% of the Portfolio’s total assets in the securities of issuers in the same industry.

4.	Invest in real estate (including in the case of all Portfolios, limited partnership interests, but excluding in the case of all Portfolios, securities of companies, such as real estate investment trusts, which deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities. This limitation shall not prevent a Portfolio from investing in securities secured by real estate or interests therein.

5.	Purchase commodities or commodity contracts; except that any Portfolio may engage in transactions in put and call options on securities, indices and currencies, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest-rate, mortgage and currency swaps and interest-rate floors and caps.

6.	Borrow money, except to the extent permitted by applicable law or regulatory approval.

7.	Purchase securities or evidences of interest therein on margin, except that the Portfolios may obtain such short-term credit as may be necessary for the clearance of any transaction.

8.	Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

The investment restrictions described in (1) and (2) above do not prohibit each Portfolio from investing all or substantially all of its assets in the shares of one or more registered open-end companies such as the Master Funds.

In addition to the foregoing, each of the Portfolios has adopted the following non-fundamental policies (which may be changed by the Board without shareholder approval). Under these restrictions, the Portfolios may not:

a.	Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio’s total assets would be so invested.

b.	Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.

c.	Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

d.	Invest in companies for the purpose of exercising control or management.

e.	Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase and resale of portfolio securities.

f.	Sell securities short except to the extent permitted by applicable law.

g.	Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and Statement of Additional Information, as amended from time to time.

h.	Issue any senior securities except as permitted by the 1940 Act, as set forth in investment restriction number 6 above and except to the extent that issuing options or purchasing securities on a when-issued basis may be deemed to constitute issuing a senior security.

Note, however, that the investment limitations (fundamental and non-fundamental) described above do not prohibit each Portfolio from investing all or substantially all of its assets in the shares of another registered, open-end investment company, such as the Master Funds.

The investment goals of each of the Portfolios are not fundamental and may be changed by the Board without shareholder approval. In particular, investment of each Portfolio’s assets in its corresponding Master Fund is not a fundamental policy of any Portfolio and a shareholder vote is not required to withdraw a Portfolio’s entire investment from its corresponding Master Fund.

MASTER FUNDS

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on each fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the applicable Master Fund. In managing a Master Fund, the Master Funds’ investment adviser may apply more restrictive policies than those listed below.

Fundamental Policies - The Series has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the 1940 Act, as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

The following policies apply to each Master Fund of the Series:

1.

Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, a Master Fund may not:

a.	Borrow money;

b.	Issue senior securities;

c.	Underwrite the securities of other issuers;

d.	Purchase or sell real estate or commodities;

e.	Make loans; or

f.	Purchase the securities of any issuer if, as a result of such purchase, a Master Fund’s investments would be concentrated in any particular industry.

2.	The Master Fund may not invest in companies for the purpose of exercising control or management.

Additional Information about the Master Funds’ Fundamental Policies — The information below is not part of the Series’ fundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the Series.

For purposes of fundamental policy 1a, the Master Funds may borrow money in amounts of up to 33 1/3% of their total assets from banks for any purpose, and may borrow up to 5% of their total assets from banks or other lenders for temporary purposes. For purposes of this part, a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Master Fund at the time the loan is made. Further, to the extent the Master Fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment, such agreement or transaction will not be considered a senior security.

For purposes of fundamental policy 1c, the policy will not apply to the Master Fund to the extent the Master Fund may be deemed an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of Master Fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1d, the Master Fund may invest in securities or other instruments backed by real estate or commodities or securities of issuers engaged in the real estate business, including real estate investment trusts, or issuers engaged in business related to commodities. Further, the Master Fund does not consider currency contracts or hybrid instruments to be commodities.

For purposes of fundamental policy 1e, the Master Funds may not lend more than 33 1/3% of their total assets, except though the purchase of debt obligations.

For the purposes of fundamental policy 1f, the Master Funds may not invest 25% or more of their total assets in the securities of issuers in the same industry. This policy does not apply to investments in securities of the United States government, its agencies or instrumentalities or government sponsored entities or repurchase agreements with respect thereto.

Except as otherwise expressly noted, the Master Funds currently do not intend to engage in securities lending, purchase securities on margin, sell securities short or invest in puts, calls, straddles or spread or combinations thereof.

INSURANCE LAW RESTRICTIONS

PORTFOLIOS

In connection with the Trust’s agreement to sell shares to separate accounts to fund benefits payable under variable life insurance policies and variable annuity contracts (“Variable Contracts”), SAAMCo or its affiliates and the insurance companies may enter into agreements, required by certain state insurance departments, under which SAAMCo may agree to use its best efforts to assure and permit insurance companies to monitor that each Portfolio of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Portfolio failed to comply with such restrictions or limitations, the separate accounts would take appropriate action, which might include ceasing to make investments in the Portfolio or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust’s operations.

MAJOR SHAREHOLDERS

As of the date of this Prospectus, certain life insurance companies affiliated with the Trust (the “Affiliated Life Insurance Companies”) were the record and beneficial owner of all of the outstanding shares of beneficial interest of each of the Portfolios and thus were deemed in “control” of each Portfolio, as applicable, as “control” is defined in the 1940 Act. These shares were issued in respect of the Affiliated Life Insurance Companies’ contribution of each Portfolio’s initial capital. The Affiliated Life Insurance Companies have undertaken that these shares were purchased for investment purposes only and that they will be sold only pursuant to a registration statement under the Securities Act, or an applicable exemption from the registration requirements of the Securities Act.

TRUSTEES AND OFFICERS OF THE TRUST

MANAGEMENT INFORMATION

PORTFOLIOS

The following table lists the Trustees and officers of the Trust, their ages, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Unless otherwise noted, the address of each executive officer and Trustee is 1 SunAmerica Center, Century City, Los Angeles, California 90067-6022. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Disinterested Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Trustees and officers of the Trust are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by SAAMCo and distributed by SunAmerica Capital Services, Inc. (the “Distributor” or “SACS”) and other affiliates of SAAMCo.

Disinterested Trustees

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]

Garrett F. Bouton Age: 67	Trustee	March 2007- Present	Retired (2003-Present); Managing Director and CEO, Barclays Global Investors (1996-2003).	59	Chairman/Director, The LECG Company (consulting services) (2006-2010).

Carl D. Covitz Age: 73	Trustee	February 2001-Present	Owner and President, Landmark Capital, Inc. 1973-Present).	59	Director, Arden Realty Inc. (real estate) (1995-2006).

Jane Jelenko Age: 63	Trustee	September 2006-Present	Retired Partner of KPMG, LLP and Managing Director of Bearingpoint, Inc. (formerly KPMG Consulting).	59	Director, Countrywide Bank (banking) (2003-2008); and Director, Cathay General Bancorp and Cathay Bank (banking) (2012-Present).

Gilbert T. Ray Age: 67	Trustee	February 2001-Present	Retired Partner, O’Melveny & Myers LLP (law firm) (since 2000); and Attorney (1972-2000) thereof.	59	Director, Advance Auto Parts, Inc. (retail-auto & home supply stores) (since 2002); Director, Watson, Wyatt Worldwide (services – management consulting services) (2000-2009); Director, DineEquity (services – restaurant) (since 2004); Director, Diamond Rock Hospitality (financial – real estate) (since 2005); Director, Towers Watson & Co. (services- management consulting services) (since 2010).

Allan L. Sher Age: 80	Trustee	January 1997- Present	Retired, Brokerage Executive (1992-Present).	59	Director, Bowl America Incorporated (since 1997).

[1]	Trustees serve until their successors are duly elected and qualified.
[2]

The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SAAMCo. The “Fund Complex” includes the Trust (38 portfolios); Anchor Series Trust (8 portfolios); SunAmerica Equity Funds (3 funds); SunAmerica Series, Inc. (7 portfolios); SunAmerica Income Funds (4 funds); SunAmerica Money Market Fund, Inc. (1 fund); SunAmerica Senior Floating Rate Fund, Inc. (1 fund); SunAmerica Specialty Series (6 funds); VALIC Company I (33 funds); VALIC Company II (15 funds); and Seasons Series Trust (21 portfolios).

[3]

Directorships of companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]

Bruce G. Willison Age: 63	Trustee and Chairman	February 2001- Present	Chairman and CEO, Grandpoint Capital Advisors (since 2009) (investment banking); Professor of Management, Anderson School at UCLA (2006-Present); Dean, Anderson School at UCLA (1999-2005).	59	Director, GrandPoint Capital Inc (banking). (since 2011); Director, Indy Mac Bancorp (banking) (2003-2008); Director, Move, Inc. (real estate agents & managers) (since 2003); Director, Healthnet International, Inc. (business services) (since 2000).

Interested Trustee

Name and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee

Jana W. Greer [4] Age: 60	Trustee	February 2001-Present	President (since 1996) and Chief Executive Officer (since 2008), SunAmerica Retirement Markets, Inc.; Executive Vice President (since 2001) and Director (since 1999), SAFG Retirement Services, Inc.; President (since 2002), Chief Executive Officer (since 2011) and Director (since 1992), SAAL; President (2006-2011) and Director (since 1988), SunAmerica Life Insurance Company; Executive Vice President (since 2011), SunAmerica Financial Group, Inc.; Divisional President (since 2012), The United States Life Insurance Company in the City of New York.	59	None.

[4]

Ms. Greer is considered to be an Interested Trustee because she serves as President and Chief Executive Officer of SunAmerica Retirement Markets, Inc., Executive Vice President and Director of SAFG Retirement Services, Inc., President, Chief Executive Officer and Director of SAAL, President and Director SunAmerica Life Insurance Company, Executive Vice President of SunAmerica Financial Group, Inc., and Divisional President of The United States Life Insurance Company in the City of New York, each of such entities are affiliates of SAAMCo.

Officers

Name and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorship(s) Held by Officer

John T. Genoy Age: 43	President	2007 to Present	Chief Financial Officer, SAAMCo (2002 to Present); Senior Vice President, SAAMCo (2003 to Present); Chief Operating Officer, SAAMCo (2006 to Present).	N/A	N/A

Donna M. Handel Age: 46	Treasurer	2002 to Present	Senior Vice President, SAAMCo (2004 to Present).	N/A	N/A

Gregory N. Bressler Age: 45	Vice President and Assistant Secretary	2005 to Present	Senior Vice President and General Counsel, SAAMCo (2005 to Present).	N/A	N/A

Katherine Stoner Age: 55	Vice President and Chief Compliance Officer (“CCO”)	2011 to Present	Vice President, SAAMCo (May 2011 to Present); Vice President, The Variable Annuity Life Insurance Company (“VALIC”) and Western National Life Insurance Company (“WNL”) (2006 to Present); Deputy General Counsel and Secretary, VALIC and WNL (2007 to Present); Vice President, VALIC Financial Advisors, Inc. and VALIC Retirement Services Company (2010 to Present).	N/A	Director, American General Distributors, Inc. (2006 to 2011).

Gregory R. Kingston Age: 46	Vice President and Assistant Treasurer	2001 to Present	Vice President, SAAMCo (2001 to Present).	N/A	N/A

Nori L. Gabert Age: 58	Vice President and Secretary	2005 to Present	Vice President and Deputy General Counsel, SAAMCo (2005 to Present).	N/A	N/A

Name and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorship(s) Held by Officer

Matthew J. Hackethal Age: 40	Anti- Money Laundering Compliance Officer	2006 to Present	Chief Compliance Officer, SAAMCo (2007 to Present); Vice President, Credit Suisse Asset Management (2001 to 2006).	N/A	N/A

Leadership Structure of the Board of Trustees

Overall responsibility for oversight of the Trust and its Portfolios rests with the Board. The Trust, on behalf of the Portfolios, has engaged SAAMCo and for certain Portfolios, has engaged a Subadviser, to manage the Portfolios on a day-to day basis. The Board is responsible for overseeing SAAMCo and the subadvisers and any other service providers in the operations of the Portfolios in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust and By-laws, and each Portfolio’s investment objectives and strategies. The Board is presently composed of seven members, six of whom are Disinterested Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Trustees also meet at least quarterly in executive sessions, at which no trustees who are interested persons of SAAMCo is present. The Disinterested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Willison, a Disinterested Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SAAMCo, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established three committees, i.e., Audit Committee, Nomination and Governance Committee and Ethics Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Portfolios, and from to time may establish informal working groups to review and address the policies and practices of the Portfolios with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Portfolios’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nomination and Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Portfolios are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Portfolios and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SAAMCo, who carries out the Portfolios’ investment management and business affairs, and also by the Portfolios’ Subadvisers and other service providers in connection with the services they provide to the Portfolios. Each of SAAMCo, the subadvisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Portfolios, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SAAMCo, the Subadvisers and the Portfolios’ other service providers (including the Trust’s distributor and transfer agent), the Portfolios’ Chief Compliance Officer, the independent registered public accounting firm for the Portfolios, legal counsel to the Portfolios, and internal auditors for SAAMCo or its affiliates, as appropriate, relating to the operations of the Portfolios. The Board recognizes that it may not be possible to identify all of the risks that may affect the Portfolios or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board of Trustees and Committees

Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SAAMCo, the subadvisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Trust and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

Bruce G. Willison. Mr. Willison has served as a Trustee since 2001, and Chairman of the Board since January 1, 2006. He has more than 20 years of experience in the banking industry. He is currently a Professor of Management at the UCLA Anderson School of Management. Mr. Willison also has broad experience serving as a director of other entities. Mr. Willison’s years of experience as a bank executive, which included management responsibility for investment management, and his experiences serving on many public company boards gives him an inside perspective on the management of complex organizations, especially regulated ones.

Garrett F. Bouton. Mr. Bouton has served as a Trustee since 2007. He is a retired senior executive with over 25 years experience in the investment services industry. Mr. Bouton also serves as a board member on both corporate and non-profit organizations.

Carl D. Covitz. Mr. Covitz has served as a Trustee since 2001. He has more than 25 years of executive and business experience in the real estate and investment industries. Mr. Covitz also has broad corporate governance experience from serving on boards of directors for more than 15 years.

Jane Jelenko. Ms. Jelenko has served as a Trustee since 2006. Ms. Jelenko was previously a partner in the consulting arm of KPMG, the international professional services firm, where she served for twenty-five years. She was the national industry director for the banking and finance group and served on the firm’s board of directors. During her term on the board, she served on the Pension Committee, Strategic Planning Committee and the Political Action Committee. She is a director of the Music Center-Los Angeles Performing Arts Center, the Gabriella Axelrad Education Foundation, the Constitutional Rights Foundation (emeritus), Cathay General Bancorp and Cathay Bank. She is the President and Director of the Center Dance Arts. She has served on various corporate and community boards, including the L.A. Area Chamber of Commerce, and the Organization of Women Executives.

Gilbert T. Ray. Mr. Ray has served as a Trustee since 2001. He is a retired partner of O’Melveny & Meyers LLP, with more than 25 years of business experience as an attorney. Mr. Ray has extensive experience with conventional corporate and tax exempt transactions, as well as international finance. His experience as an attorney allows Mr. Ray to provide guidance on legal and fiduciary matters. Mr. Ray has broad experience serving as a director on several other boards. Mr. Ray’s service as a director and committee chair on several public companies provides the Trust with valuable insights into compensation, audit and governance issues.

Allan L. Sher. Mr. Sher has served as a Trustee since 1997. He is a retired senior executive of a securities brokerage firm. Mr. Sher has over 10 years experience serving as a director on other boards. Mr. Sher has 50 years of experience in the securities industry, including serving as a broker, manager and Chief Executive Officer (“CEO”) of a securities firm. Mr. Sher has also served as a CEO of a money management firm. Mr. Sher is a former board member of the American Stock Exchange.

Jana W. Greer. Ms. Greer has served as a Trustee of the portfolios in the Annuity Funds (as defined below) since 2001. As President and CEO of SunAmerica Retirement Markets, she heads the variable annuity business through which contracts offering portfolios in the Fund complex are marketed and sold. A veteran of the insurance and financial services industry, she has more than 35 years of experience with the SunAmerica Financial Group companies and the annuity industry, including past service as a director of one of the largest retirement savings industry associations. Ms. Greer is president and a director of two affiliated life insurance companies, as well as serving on the boards of several educational institutions and other non-profit organizations.

The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of SAAMCo or its affiliates. For the Trust and Seasons Series Trust (the “Annuity Funds”), effective January 1, 2012, an annual fee of $145,000, plus $2,500 for each regularly scheduled meeting attended, and expenses is paid to each Trustee who is not an officer or employee of SunAmerica Annuity and Life Assurance Company (“SAAL”) or its affiliates for attendance at meetings of the Board of Trustees. Trustees are compensated $2,500 for an in-person meeting and a teleconference meeting. A Trustee will be paid the $2,500 in-person meeting fee if the Trustee attends an in-person meeting via teleconference, but only for one meeting in a calendar year. The Independent Chairman receives an additional retainer fee of $67,500. These expenses are allocated on the basis of the relative net assets of each Portfolio of the Annuity Funds. All other Trustees receive no remuneration from the Trust.

Each Disinterested Trustee serves on each Committee of the Board of Trustees and Ms. Greer serves on the Ethics Committee. The Ethics Committee is responsible for applying the Code of Ethics applicable to the Trust’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation. The Ethics Committee will inform the Board of Trustees of violations or waivers to the Trust’s Code of Ethics, as appropriate. Mr. Willison serves as the Chair of the Ethics Committee. The Ethics Committee met once during the fiscal year ended December 31, 2011. Members of each Committee serves without compensation. Mr. Sher, as Audit Committee Chair, receives an additional retainer fee of $12,500. The Audit Committee is charged with selecting, overseeing and setting the compensation of the Trust’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Trust and, should it be necessary, for pre-approving certain non-audit services performed by the independent registered public accounting firm for SAAMCo and certain control persons of SAAMCo. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters. The Audit Committee met twice during the fiscal year ending December 31, 2011.

The Nomination and Governance Committee (the “Nomination Committee”) recommends to the Trustees those persons to be nominated as candidates to serve as Trustees by Trustees and voted upon by shareholders and selects and proposes nominees for election by Trustees to the Board between shareholders’ meetings. The Nomination Committee will consider candidates proposed by shareholders for election as Trustees. The Nomination Committee reviews at least annually the independence of the Disinterested Trustees and independence of legal counsel. The Nomination Committee also reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board. Mr. Ray serves as the Chair of the Nomination Committee and receives an additional retainer of $7,500. The Nomination Committee met once during the fiscal year ended December 31, 2011.

As of December 31, 2011, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each Portfolio of the Trust.

OWNERSHIP OF SHARES OF SUNAMERICA PORTFOLIOS AS OF DECEMBER 31, 2011

The following table shows the dollar range of shares beneficially owned by each Trustee.

Name of Trustee	Dollar Range of Equity Securities and/or Shares in the Portfolios	Aggregate Dollar Range of Equity Securities and/or Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Garrett F. Bouton	0	0
Carl D. Covitz	0	0
Jane Jelenko	0	0
Gilbert T. Ray	0	0
Allan L. Sher	0	0
Bruce G. Willison	0	0
Jana W. Greer	0	0

*	Includes the Trust (38 portfolios as of October 15, 2012) and Seasons Series Trust (21 portfolios).

As of March 31, 2012, no Disinterested Trustees nor any of their immediate family members owned beneficially or of record any securities in SAAMCo or SACS or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.

COMPENSATION OF TRUSTEES

The following table sets forth information summarizing the compensation of each Trustee, who is not an officer or employee of SAAL or its affiliates, for his/her services as Trustee for the fiscal year ended December 31, 2011.

The Trust does not maintain any pension or retirement plans for the officers or Trustees of the Trust.

Name of Trustee	Aggregate Compensation From the Portfolios	Pension or Retirement Benefits Accrued as Part of Portfolio Expenses	Total Compensation from Portfolios and Fund Complex Paid to Trustee*
Garrett F. Bouton	$8,086	—	$140,000
Carl D. Covitz	8,227	—	142,500
Jane Jelenko	8,076	—	140,000
Gilbert T. Ray	8,227	—	142,500
Allan L. Sher	8,648	—	150,000
Bruce G. Willison	12,124	—	210,000

*	Fund Complex as of October 15, 2012 includes the Trust (38 portfolios); Anchor Series Trust (8 portfolios); SunAmerica Equity Funds (3 funds); SunAmerica Series, Inc. (7 portfolios); SunAmerica Income Funds (4 funds); SunAmerica Money Market Fund, Inc. (1 fund); SunAmerica Senior Floating Rate Fund, Inc. (1 fund); SunAmerica Specialty Series (6 funds); VALIC Company I (33 funds); VALIC Company II (15 funds); and Seasons Series Trust (21 portfolios).

MASTER FUNDS

The following table lists the Trustees and officers of the Series, their ages, current position(s) held with the Series, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Unless otherwise noted, the address of each executive officer and Trustee of the Series is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary. Trustees who are not deemed to be “interested persons” of the Series as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Series are referred to as “Interested Trustees.”

Name and Age	Position(s) Held with Series	Year First Elected a Trustee of the Series(2)	Principal Occupation(s) During Past Five Years	Number of portfolios in fund complex(3) overseen by Trustee	Other Directorships Held by Trustee(4)
Independent Trustees(1)

William H. Baribault Age: 67	Trustee	2009	Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting).	58	Former director of Henry Co. (until 2009); Professional Business Bank (until 2009)

James G. Ellis Age: 65	Trustee	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California.	62	Quiksilver, Inc. Former director of Professional Business Bank (until 2007); Genius Products (until 2008)

Leonard R. Fuller Age: 66	Trustee	1999	President and CEO, Fuller Consulting (financial management consulting firm).	62	None

W. Scott Hedrick Age: 66	Trustee	2007	Founding General Partner, InterWest Partners (a venture capital firm).	58	Hot Topic, Inc.; Office Depot, Inc.

R. Clark Hooper Age: 66	Chairman of the Board (Independent and Non-Executive)	2010	Private investor	64	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.

Merit E. Janow Age : 54	Trustee	2007	Professor, Columbia University School of International and Public Affairs; former Member, World Trade Organization Appellate Body.	61	The NASDAQ Stock Market LLC; Trimble Navigation Limited

Laurel B. Mitchell, Ph.D. Age: 57	Trustee	2010	Clinical Professor and Director, Accounting Program, University of Redlands.	58	None

Frank M. Sanchez Age: 68	Trustee	2010	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee).	58	None

Name and Age	Position(s) Held with Series	Year First Elected a Trustee of the Series(2)	Principal Occupation(s) During Past Five Years	Number of portfolios in fund complex(3) overseen by Trustee	Other Directorships Held by Trustee(4)
Independent Trustees(1)

Margaret Spellings Age: 54	Trustee	2010	President and CEO, Margaret Spellings & Company (public policy and strategic consulting); President, U.S. Forum for Policy Innovation and Senior Advisor to the President and CEO, US Chamber of Commerce; former U.S. Secretary of Education, U.S. Department of Education	61	None

Steadman Upham, Ph.D. Age: 63	Trustee	2010	President Emeritus and University Professor, The University of Tulsa.	61	None

The Series’ nominating committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the Series’ service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members of the Series, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The Series seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the Series’ board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions.

Although no single list could identify all experience upon which the Series’ independent trustees1 draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the Independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the Series’ registration statement.

TRUSTEES WHO ARE INTERESTED PERSONS(5) (6) AND OFFICERS OF MASTER FUNDS

Name and Age	Position(s) Held with Series	Year First Elected a Trustee of the Series(2)	Principal Occupation(s) During Past Five Years	Number of portfolios in fund complex(3) overseen by Trustee	Other Directorships Held by Trustee(4)
Interested Trustees(5)

Donald D. O’Neal Age: 52	Vice Chairman of the Board and President and Trustee	1998	Senior Vice President - Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company.	21	None

1	The term “Independent” trustee refers to a Trustee who is not an “interested person” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).
2	Trustees and officers of the Series serve until their resignation, removal or retirement.
3

Funds managed by Capital Research, including the American Funds; American Funds Insurance Series®, which is composed of 19 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series®, which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; American Funds Portfolio Seriessm, which is composed of 8 funds; and American Funds College Target Date Seriessm, which is composed of 7 funds.

4	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research) that are held by each Trustee as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships are current.
5	“Interested person” of the Fund within the meaning of the 1940 Act on the basis of his or her affiliation with the Series’ and Master Funds’ investment adviser, Capital Research, or affiliated entities.
6	All of the officers listed, with the exception of S. Keiko McKibben and Renaud H. Samyn, are officers and/or directors/trustees of one or more of the other funds for which Capital Research serves as investment adviser.

Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers of Capital Research and Management.

The addresses for all Trustees and officers of the Series is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

OTHER EXECUTIVE OFFICERS6

Name and Age	Current officer position	Year First Elected an Officer[2]	Principal Occupation(s) During Past Five Years and Positions Held with Affiliated Entities or the Principal Underwriter of the Series if any

Alan N. Berro Age: 51	President	1998	Senior Vice President - Capital World Investors, Capital Research

Michael J. Downer Age: 57	Executive Vice President	1991	Director, Senior Vice President and Secretary, Capital Research; Director, American Funds Distributors, Inc.*; Chairman of the Board, Capital Bank and Trust Company*

Name and Age	Current officer position	Year First Elected an Officer[2]	Principal Occupation(s) During Past Five Years and Positions Held with Affiliated Entities or the Principal Underwriter of the Series if any

Steven I. Koszalka Age: 48	Secretary	2003	Vice President - Fund Business Management Group, Capital Research

Gregory F. Niland Age: 40	Treasurer	2008	Vice President - Fund Business Management Group, Capital Research

C. Ross Sappenfield Age: 47	Senior Vice President	2008	Senior Vice President - Capital Research Global Investors, Capital Research Company*

John H. Smet Age: 56	Senior Vice President	1994	Senior Vice President - Fixed Income, Capital Research; Director, The Capital Group Companies, Inc.*

Carl M. Kawaja Age: 47	Vice President	2008	Senior Vice President – Capital World Investors, Capital Research; Director, Capital International, Inc.*; Chairman of the Board, Capital International Asset Management (Canada), Inc.*; Director, The Capital Group Companies, Inc.*

Sung Lee Age: 45	Vice President	2008	Senior Vice President – Capital Research Global Investors, Capital Research Company*; Director, The Capital Group Companies, Inc.*

S. Keiko McKibben Age: 43	Vice President	2010	Senior Vice President – Capital Research Global Investors, Capital Research Company*

Maria T. Manotok Age: 37	Vice President	2012	Vice President and Associate Counsel – The Capital Group Companies Inc*; Fund Business Management Group, Capital Research Company*

Renaud H. Samyn Age: 38	Vice President	2010	Senior Vice President – Capital Research Global Investors, Capital Research Company*

Dylan J. Yolles Age: 43	Vice President	2012	Senior Vice President – Capital Research Global Investors, Capital Research Company*

Courtney R. Taylor Age: 37	Assistant Secretary	2010	Assistant Vice President – Fund Business Management Group, Capital Research

Karl C. Grauman Age: 44	Assistant Treasurer	2006	Vice President – Fund Business Management Group, Capital Research

Dori Laskin Age: 61	Assistant Treasurer	2010	Vice President – Fund Business Management Group, Capital Research

*	Company affiliated with Capital Research.

No officer, director or employee of Capital Research receives any remuneration from the Series. All of the executive officers listed are officers and/or directors/trustees of one or more of the funds for which Capital Research serves an investment adviser.

Trustee compensation paid during the fiscal year ended December 31, 2011 was as follows:

Name	Aggregate compensation (including voluntarily deferred compensation(2)) from the Series during fiscal year 2011		Total Compensation (including voluntarily deferred compensation(2)) from all funds managed by Capital Research and Management Company or its affiliates during fiscal year 2011(3)
“Independent” Trustees(1)
William H. Baribault(4)	$85,615		$165,500
James G. Ellis	61,331		273,633
Leonard R. Fuller(4)	86,680		337,640
W. Scott Hedrick	75,181		146,000
Clark Hooper	73,373		393,920
Merit E. Janow	63,185		290,292
Laurel B. Mitchell	70,953		165,500
Frank M. Sanchez	63,301		155,500
Margaret Spellings	70,721		148,500
Stedman Upham(4)	52,137		225,125

“Interested” Trustees(5)
Donald D. O’Neal	None	(6)	None	(6)

1	An “Independent” trustee refers to a Trustee who is not an “interested person” within the meaning of the 1940 Act.
2	Amounts may be deferred by eligible trustees under a non-qualified deferred compensation plan adopted by the Series in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for fiscal year ended December 31, 2011 does not include earnings on amounts deferred in previous fiscal years. See footnote 4 to this table for more information.
3

Funds managed by Capital Research, including the American Funds; American Funds Insurance Series ®, which is composed of 19 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement SeriesSM, which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; American Funds Portfolio Seriessm, which is composed of 8 funds; and American Funds College Target Date Seriessm, which is composed of 7 funds.

4	Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the Series (plus earnings thereon) through the 2011 fiscal year for participating trustees is as follows: William H. Baribault ($8,260), Leonard R. Fuller ($70,161) and Steadman Upham ($99,370). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Series until paid to the trustees.
5	An “interested” trustee refers to a Trustee who is an “interested person” of the Series within the meaning of the 1940 Act on the basis of his or her affiliation with the Series and Master Funds’ investment adviser, Capital Research, or affiliated entities.
6	No compensation is paid by the Series to any Trustee who is affiliated with the investment adviser.

OWNERSHIP OF SHARES OF MASTER FUNDS AS OF DECEMBER 31, 2011

Name of Trustee	Dollar Range(1) of Fund Shares Owned(3)	Aggregate Dollar Range(1) of Shares Owned in all Funds in the American Funds® Family Overseen by the Trustee	Dollar range(1, 2) of independent Trustees deferred compensation(4) allocated to Fund	Aggregate dollar range(1, 2) of independent Trustees deferred compensation(4) allocated all funds within American Funds Family overseen by Trustee
“Independent” Trustees
William H. Baribault	None	Over $100,000[5]	N/A(6)	$1 - $10,000
James G. Ellis	None	Over $100,000	N/A(6)	N/A
Leonard R. Fuller	None	Over $100,000	N/A(6)	Over $100,000
W. Scott Hedrick	None	Over $100,000	N/A(6)	N/A
R. Clark Hooper	None	Over $100,000	N/A(6)	Over $100,000
Merit C. Janow	None	Over $100,000	N/A(6)	N/A
Laurel B. Mitchell	None	$50,001 - $100,000	N/A(6)	N/A
Frank M. Sanchez	None	$10,001- $50,000	N/A(6)	N/A
Margaret Spellings	None	$10,001 - $50,000[7]	N/A(6)	$10,001 - $50,000
Steadman Upham	None	Over $100,000[5]	N/A(6)	Over $100,000

“Interested” Trustees
Donald D. O’Neal	None	Over $100,000	—	—

(1)	Ownership disclosure is made using the following ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and Over $100,000. The amounts listed for “interested Trustees” include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
(2)	N/A indicates that the listed individual, as of December 31, 2011, was not a trustee of a particular fund, did not allocate deferred compensation to the fund or did not participate in the deferred compensation plan.
(3)	Shares of the Series may only be owned by purchasing variable annuity and variable life insurance contracts. Each trustee’s need for variable annuity or variable life contracts and the role those contracts would play in his or her comprehensive investment portfolio will vary and depend on a number of factors including tax, estate planning, life insurance, alternative retirement plans or other considerations.
(4)	Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.
(5)	Information is as of July 31, 2012.
(6)	The funds in the Series are not available for Independent trustees deferred compensation plan.
(7)	Information is as of August 20, 2012.

Trustee Compensation. No compensation is paid by the Series to any officer or Trustee who is a director, officer or employee of Capital Research or its affiliates. The boards of funds advised by Capital Research typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The Series typically pay each Independent trustee an annual fee, which ranges from $9,100 to $55,000, based primarily on the total number of board clusters on which that Independent trustee serves.

In addition, the Series generally pays independent trustees attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the Master Funds’ investment adviser. The Series and the other funds served by each Independent trustee each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of Series expenses. Non-interested trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the Series. The Series also reimburses certain expenses of the non-interested trustees.

As of September 1, 2012, the officers and trustees of the Series and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Master Funds.

Series Organization and the Master Funds Board of Trustees. The Series, an open-end investment company, was organized as a Massachusetts business trust on September 13, 1983. At a meeting of the Master Funds’ shareholders on November 24, 2009, shareholders approved the reorganization of the Series to a Delaware statutory trust. The reorganization is expected to be completed in 2012 or 2013; however, the Series reserves the right to delay the implementation. A summary comparison of the governing documents and state laws affecting the Delaware statutory trust and the current form of organization of the Series can be found in a proxy statement available on the SEC’s website at www.sec.gov.

Massachusetts common law provides that a Trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a Trustee in accordance with that fiduciary duty. Generally, a Trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.

The Series currently consists of separate funds, which have separate assets and liabilities, and invest in separate investment portfolios. The Master Funds Board may create additional funds in the future. Income, direct liabilities and direct operating expenses of a fund will be allocated directly to that fund and general liabilities and expenses of the Series will be allocated among the funds in proportion to the total net assets of each fund.

The Master Protected Fund has Class P1 and Class P2 shares. Other Master Funds in the Series have Class 1, Class 2 and Class 3 shares. The shares of each class represent an interest in the same investment portfolio. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the Series’ amended and restated rule 18f-3 Plan. Class P1 and P2 shareholders have exclusive voting rights in connection with their respective rule 12b-1 Plans adopted in connection with the distribution of Class P1 and P2 shares. Shares of each class of the Series vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.

The Series does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of Master Funds Board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the Series will hold a meeting at which any member of the Master Funds Board could be removed by a majority vote.

The Series’ declaration of trust and by-laws, as well as separate indemnification agreements that the Series has entered into with non-interested trustees, provide in effect that, subject to certain conditions, the Series will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the Series. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Leadership structure. The board’s chair is currently an independent trustee who is not an “interested person” of the Series within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent trustees in executive session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for Series management and independent fund counsel.

Risk oversight. Day-to-day management of the Series and the funds, including risk management, is the responsibility of the Series’ contractual service providers, including the Series’ investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the Series’ operations, including the processes and associated risks relating to the funds’ investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding Series service providers’ operations, including risks. For example, the board receives reports from investment professionals regarding risks related to the funds’ investments and trading. The board also receives compliance reports from the Series’ and the Master Funds’ investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the Series’ board, as well as joint committees of independent board members of funds managed by Capital Research, also explore risk management procedures in particular areas and then report back to the full board. For example, the Series’ audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls.

Not all risks that may affect the Series can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each fund’s objectives. As a result of the foregoing and other factors, the ability of the Series’ service providers to eliminate or mitigate risks is subject to limitations.

Committees of the Master Funds Board of Trustees. The Series has an Audit Committee comprised of William H. Baribault, Leonard R. Fuller, W. Scott Hedrick, Laurel B. Mitchell, Frank M. Sanchez and Steadman Upham, none of whom is an “interested person” of the Series within the meaning of the 1940 Act. The Committee provides oversight regarding the Series’ accounting and financial reporting policies and practices, its internal controls and the internal controls of the Series’ principal service providers. The Committee acts as a liaison between the Series’ independent registered public accounting firm and the full Master Funds Board. The Audit Committee held five meetings during the 2011 fiscal year.

The Series has a Contracts Committee comprised of William H. Baribault, James G. Ellis, Leonard R. Fuller, W. Scott Hedrick, R. Clark Hooper, Merit E. Janow, Laurel B. Mitchell, Frank M. Sanchez, Margaret Spellings and Steadman Upham, none of whom is an “interested person” of the Series within the meaning of the 1940 Act. The Committee’s function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Series and the Master Funds’ investment adviser or the Master Funds’ investment adviser’s affiliates, such as the Investment Advisory and Service Agreement and plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, that the Series may enter into, renew or continue, and to make its recommendations to the full Master Funds Board on these matters. The Contracts Committee held two meetings during the 2011 fiscal year.

The Series has a Nominating and Governance Committee comprised of William H. Baribault, James G. Ellis, R. Clark Hooper, Merit E. Janow, Laurel B. Mitchell and Margaret Spellings, none of whom is an “interested person” of the Series within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Master Funds Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Master Funds Board. The Committee also evaluates, selects and nominates independent Trustee candidates to the full Master Funds Board. While the Committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Master Funds Board. Such suggestions must be sent in writing to the Nominating and Governance Committee of the Series, addressed to the Series’ Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. The Nominating and Governance Committee held two meetings during the 2011 fiscal year.

INVESTMENT ADVISORY AND RELATED AGREEMENTS

INVESTMENT MANAGER TO THE PORTFOLIOS

SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311, is the investment adviser for each of the Portfolios, except for portfolio management services. SAAMCo was organized in 1982 under the laws of the State of Delaware.

SAAMCo will provide certain operational support services to each of the Portfolios under its investment advisory and management agreement with the Trust so long as the Portfolios are part of a master-feeder fund structure. Such services will include, but are not limited to: (i) providing general regulatory compliance monitoring services of the Master Funds, including compliance with all applicable federal, state or foreign law or regulation and with the Portfolios’ investment objectives and policies; (ii) preparation of additional filings of financial statements (NCSRs) that result from the Portfolios having a separate fiscal year end from the other series of the Trust; (iii) preparation of an additional prospectus extract and separate SAI for the Portfolios that are filed with the annual update to the registration statement of the Trust; (iv) coordination with the Master Funds’ officers and service providers to obtain all information, reports, certifications, signatures and other materials necessary for the a) composition and filing of the Portfolios’ registration statements, shareholder reports and other disclosure materials to the extent necessary; and b) preparation and maintenance of any processes, materials and/or reports (including effecting any necessary filings with appropriate regulatory agencies) that may be necessary for the Portfolios pursuant to the Sarbanes-Oxley Act of 2002; (v) building and maintenance of the appropriate infrastructure to ensure appropriate flow of information from Master Fund to Portfolio, such as daily NAV feed, and obtaining financial information, including financial highlights, of Master Funds; (vi) fulfilling requirements to provide Master Fund financial statements; (vii) oversight of daily trades into or from the unaffiliated Master Fund, settling all such transactions and performing trading and settlement reconciliations; (viii) facilitating the distribution of Master Fund shareholder materials including annual reports, prospectus, SAI, proxy solicitation and other materials to Portfolio shareholders; (ix) coordinating with the Master Funds’ officers and service providers to incorporate Master Fund proxy information into Portfolio proxy solicitation materials; (x) establishing an echo voting mechanism and procedures for Master Fund proxies; (xi) coordinating with the Master Funds’ officers and service providers to enable the Portfolios to compile and maintain their respective books and records as may be legally required or reasonably necessary or prudent; (xii) monitoring the level of expenses borne by shareholders of the Master Funds; (xiii) providing regular and special reports, information and other educational materials to the Trustees concerning any particular Portfolio-Master Fund structure or master-feeder fund structures in general; and (xiv) providing such other services as are necessary or appropriate to the efficient operation of the Portfolios with respect to their investment in corresponding Master Funds.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Under the Trust’s investment advisory and management agreement with SAAMCo (the “SAAMCo Advisory Agreement”), if a Portfolio ceases to operate as part of a master-feeder fund structure, SAAMCo, upon the approval of the Board, would provide the Portfolio with investment advisory services, including portfolio management, either directly or with a subadviser. For these services, SAAMCo would be entitled to receive a fee of 0.85% of each Portfolio’s (0.95% for Global Growth Portfolio’s and Protected Asset Allocation Portfolio’s) average daily net assets, accrued daily and paid monthly. Currently, SAAMCo is waiving 0.60% (0.70% for Global Growth Portfolio and Protected Asset Allocation Portfolio) of this advisory fee for each Portfolio because it is not providing portfolio management services to the Portfolios. SAAMCo is also voluntarily waving fees and/or reimbursing expenses so that the total net expense ratio of each Portfolio does not exceed 0.70%. SAAMCo is contractually waving fees and/or reimbursing expenses so that the total net expense ratio of the Protected Asset Allocation Portfolio does not exceed 0.53%. SAAMCo may voluntarily reimburse additional amounts to increase return to a Portfolio’s investors. SAAMCo may terminate all such voluntarily waivers and or/reimbursements at any time. Voluntary waivers or reimbursements made by SAAMCO with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SAAMCo and maintain the foregoing expense limitations. The material terms of the SAAMCo Advisory Agreement that would take effect if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser, are described below.

The Trust, on behalf of each Portfolio, entered into the SAAMCo Advisory Agreement to handle the management of the Trust and its day-to-day affairs. SAAMCo is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”), a U.S.-based international insurance organization. AIG, a Delaware corporation, is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG’s primary activities include both general and life insurance operations. Other significant activities include financial services, retirement savings and asset management.

As of the date of this statement of additional information, the United States Department of the Treasury (“Department of the Treasury”) owned less than 25% of the outstanding shares of common stock of AIG, the ultimate parent of SAAMCo. AIG has stated that it understands that, subject to market conditions, the Department of the

Treasury intends to dispose of its ownership interest in AIG over time, and that AIG has granted certain registration rights to the Department of the Treasury to facilitate such sales.

The SAAMCo Advisory Agreement provides that the SAAMCo shall act as investment adviser to the Trust, manage the Trust’s investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of SAAMCo’s officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the SAAMCo Advisory Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing prospectuses and statements of additional information, expenses of annual and special shareholders’ meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of SAAMCo or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses.

The SAAMCo Advisory Agreement, after initial approval with respect to each Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the SAAMCo Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The SAAMCo Advisory Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the SAAMCo Advisory Agreement. The SAAMCo Advisory Agreement also provides for automatic termination upon assignment.

Under the terms of the SAAMCo Advisory Agreement, SAAMCo is not liable to the Trust, or to any other person, for any act or omission by it or for any losses sustained by the Trust or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The following table sets forth the total advisory fees received by SAAMCo from each Portfolio pursuant to the SAAMCo Advisory Agreement for the fiscal years ended December 31, 2011, 2010 and 2009.

Portfolio	2011	2010	2009
Growth	$2,053,606	$1,529,209	$1,100,567
Global Growth	3,164,652	1,877,700	1,120,651
Growth-Income	1,715,301	1,422,058	1,151,467
Asset Allocation	791,410	482,076	311,338
Protected Asset Allocation(1)	—	—	—

(1)	The Protected Asset Allocation Portfolio commenced operations on October 15, 2012.

For the fiscal years ended December 31, 2011, 2010 and 2009, SAAMCo agreed to waive advisory fees as follows:

Portfolio	2011	2010	2009
Growth	$1,449,605	$1,079,441	$776,871
Global Growth	2,331,849	1,383,569	825,743
Growth-Income	1,210,801	1,003,806	812,800
Asset Allocation	558,643	340,285	219,768
Protected Asset Allocation(1)	—	—	—

(1)	The Protected Asset Allocation Portfolio commenced operations on October 15, 2012.

SAAMCo is also voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratio of each Portfolio does not exceed 0.70%. SAAMCo is contractually waving fees and/or reimbursing expenses so that the total net expense ratio of the Protected Asset Allocation Portfolio does not exceed 0.53%. SAAMCo may voluntarily reimburse additional amounts to increase the investment return to a Portfolio’s investors. Any such waivers and/or reimbursements will continue indefinitely, but may be terminated at any time. These voluntary waivers and/or reimbursements, with the exception of advisory fee waivers, are subject to recoupment by SAAMCo from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SAAMC0 and maintain the expense limitations described above.

For the fiscal years ended December 31, 2011, 2010 and 2009, SAAMCo voluntarily reimbursed expenses as follows:

Portfolio	2011	2010	2009
Growth	—	—	—
Global Growth	—	—	—
Growth-Income	—	—	—
Asset Allocation	—	$1,639	$1,061
Protected Asset Allocation(1)	—	—	—

(1)	The Protected Asset Allocation Portfolio commenced operations on October 15, 2012.

For the fiscal years ended December 31, 2011, 2010 and 2009, the Portfolios had recoupments as follows:

Portfolio	2011	2010	2009
Growth	—	—	—
Global Growth	—	—	—
Growth-Income	—	—	—
Asset Allocation	—	$18,235	$11,489
Protected Asset Allocation(1)	—	—	—

(1)	The Protected Asset Allocation Portfolio commenced operations on October 15, 2012.

MASTER FUNDS

INVESTMENT ADVISER TO THE MASTER FUNDS

The investment adviser to the Master Funds, Capital Research, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London, Geneva, Hong Kong, Singapore, and Tokyo) with a staff of professionals, many of whom have significant investment experience. Capital Research is located at 333 South Hope Street, Los Angeles, CA 90071 and at 6455 Irvine Center Drive, Irvine, CA 92618. The investment adviser manages equity assets through two divisions. These divisions generally function separately from each other with respect to investment research activities and they make decisions for the funds on an independent basis.

The Investment Advisory and Service Agreements (the “Capital Research Agreements”) between the Master Funds and Capital Research may be renewed from year to year, provided that any such renewal has been specifically approved at least annually by (a) the Master Funds Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the applicable Master Fund, and (b) the vote of a majority of Trustees who are not parties to the Capital Research Agreements or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Capital Research Agreements provide that Capital Research has no liability to the Master Funds for its acts or omissions in the performance of its obligations to the Master Funds not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Capital Research Agreements. The Capital Research Agreements also provide that either party has the right to terminate them, without penalty, upon 60 days’ written notice to the other party, and that the Capital Research Agreements automatically terminate in the event of their assignment (as defined in the 1940 Act). In addition, the

Capital Research Agreements provide that Capital Research may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisors that is approved the Series’ board, pursuant to an agreement between Capital Research and such subsidiary. Any such subsidiary adviser will be paid solely by Capital Research out of its fees.

As compensation for its services, Capital Research receives a monthly investment advisory fee, which is accrued daily, from each Master Fund, and indirectly from each Portfolio as a shareholder in its corresponding Master Fund, calculated at the annual rates described below:

For the Master Growth Fund, Capital Research receives: 0.50% on the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.0 billion, plus 0.42% on net assets greater than $1.0 billion but not exceeding $2.0 billion, plus 0.37% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.35% on net assets greater than $3.0 billion but not exceeding $5.0 billion, plus 0.33% on net assets greater than $5.0 billion but not exceeding $8.0 billion, plus 0.315% on net assets greater than $8.0 billion but not exceeding $13.0 billion, plus 0.30% on net assets greater than $13.0 billion but not exceeding $21.0 billion, plus 0.29% on net assets greater than $21.0 billion but not exceeding $27.0 billion, plus 0.285% on net assets in excess of $27.0 billion but not exceeding $34.0 billion, plus 0.280% on net assets in excess of $34.0 billion.

For the Master Global Growth Fund, Capital Research receives: 0.69% on the first $600 million of net assets, plus 0.59% on net assets greater than $600 million but not exceeding $1.2 billion, plus 0.53% on net assets greater than $1.2 billion but not exceeding $2.0 billion, plus 0.50% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.48% on net assets in excess of $3.0 billion but not exceeding $5.0 billion, plus 0.46% on net asset in excess of $5.0 billion.

For the Master Growth-Income Fund, Capital Research receives: 0.50% on the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.5 billion, plus 0.40% on net assets greater than $1.5 billion but not exceeding $2.5 billion, plus 0.32% on net assets greater than $2.5 billion but not exceeding $4.0 billion, plus 0.285% on net assets greater than $4.0 billion but not exceeding $6.5 billion, plus 0.256% on net assets greater than $6.5 billion but not exceeding $10.5 billion, plus 0.242% on net assets greater than $10.5 billion but not exceeding $13.0 billion, plus 0.235% on net assets greater than $13.0 billion but not exceeding $17.0 billion, plus 0.23% on net assets greater than $17.0 billion but not exceeding $21.0 billion, plus 0.225% on net assets greater than $21.0 billion but not exceeding $27.0 billion, plus 0.222% on net assets in excess of $27.0 billion but not exceeding $34.0 billion, plus 0.219% on net assets in excess of $34.0 billion.

For the Master Asset Allocation Fund, Capital Research receives: 0.50% on the first $600 million of net assets, plus 0.42% on net assets greater than $600 million but not exceeding $1.2 billion, plus 0.36% on net assets greater than $1.2 billion but not exceeding $2.0 billion, plus 0.32% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.28% on net assets greater than $3.0 billion but not exceeding $5.0 billion, plus 0.26% on net assets greater than $5.0 billion but not exceeding $8.0 billion, plus 0.25% on net assets in excess of $8.0 billion.

For the Master Protected Fund, Capital Research receives: 0.25% of average daily net assets. Capital Research has entered into a contract with a subadviser for the Master Protected Fund and compensates the subadviser out of the investment advisory fees it receives from the Master Protected Fund. Since the Master Protected Fund pursues its investment objective in part by investing in the Underlying Fund, the Protected Asset Allocation Portfolio bears a proportionate share of the Master Protected Fund’s operating expenses and also, indirectly, the operating expenses of the Underlying Fund.

In addition to providing investment advisory services, Capital Research furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive and related administrative functions of the Master Funds, and provides necessary office space, office equipment and utilities, and general purpose accounting forms, supplies and postage used at the office of the Master Funds relating to the services furnished by Capital Research. Subject to the expense agreement described below, the Master Funds will pay all expenses not expressly assumed by Capital Research, including, but not limited to: registration and filing fees of federal and state agencies; blue sky expenses (if any); expenses of shareholders’ meetings; the expense of reports to existing shareholders; expenses of printing proxies and prospectuses; insurance premiums; legal and auditing fees; dividend disbursement expenses; the expense of the issuance, transfer and redemption of its shares; custodian fees; printing and preparation of registration statements; taxes; compensation, fees and expenses paid to trustees unaffiliated with Capital Research; association dues; and costs of stationery and forms prepared exclusively for the Master Funds.

The Master Funds investment adviser’s total fees for the fiscal years ended December 31, 2011, 2010 and 2009 were:

MASTER FUND	2011	2010	2009
Master Growth Fund	$86,558,000	$82,059,000	$69,008,000
Master Global Growth Fund	27,891,000	26,876,000	23,377,000
Master Growth-Income Fund	64,952,000	65,149,000	56,835,000
Master Asset Allocation Fund	32,917,000	29,920,000	25,476,000
Master Protected Fund(1)	—	—	—

1.	Commenced operations on September 28, 2012.

SUBADVISORY AGREEMENT

Milliman Financial Risk Management LLC is the subadviser to the Master Protected Fund with respect to the protection strategy. Milliman Financial Risk Management LLC is a wholly owned subsidiary of Milliman, Inc. and is located at 71 South Wacker Drive, 31st Floor, Chicago, IL 60606. The subadviser to the Master Protected Fund is appointed by the Series and Capital Research, and provides services pursuant to a Subadvisory Agreement. The Subadvisory Agreement between Capital Research, the Series and the subadviser with respect to the Master Protected Fund will continue in effect until December 31, 2013, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the applicable Series, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Investment Advisory and Service Agreement. In addition, the Subadvisory Agreement provides that the subadviser will be paid solely by Capital Research out of its advisory fees.

PORTFOLIO PARTICIPATION AGREEMENTS

The Trust, the Affiliated Life Insurance Companies, the Series and Capital Research have entered into a master-feeder participation agreement (the “Master-Feeder Participation Agreement”). The Master-Feeder Participation Agreement provides that the Series will make Class 1 shares (Class P1 shares of Master Protected Fund) of its Master Funds available to the Portfolios and contains certain provisions concerning the purchases and redemptions of Class 1 or Class P1 shares by the Portfolios. The Trust and the Affiliated Life Insurance Companies have entered into a participation agreement that sets forth the terms pursuant to which the Trust has agreed to make shares of its Portfolios available to serve as underlying investments for the corresponding divisions of the separate accounts of the Affiliated Life Insurance Companies.

ADMINISTRATIVE SERVICES

Capital Research and Management Company (“Capital Research”) and its affiliates provide certain administrative services to Master Fund shareholders, including the Portfolios. Services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to Master Fund shareholders. Capital Research does not provide these services directly to Portfolio shareholders.

These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the Master Funds and Capital Research relating to Class 1 shares. The Administrative Agreement will continue in effect until December 31, 2012, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of the Trustees to the Master Funds who are not parties to the Administrative Agreement or interested persons

(as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Capital Research may terminate the Administrative Agreement upon 60 days’ written notice to the Master Funds. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, Capital Research receives an administrative services fee at the annual rate of 0.01% of each Master Fund’s average daily net assets for Class 1 shares for administrative services provided to the share class. Administrative service fees are paid monthly and accrued daily.

PORTFOLIO MANAGERS

Because each Portfolio invests all or substantially all of its assets in a corresponding Master Fund, the information below summarizes the applicable Master Fund holdings of each portfolio manager to the Master Funds. The Master Protected Fund commenced operations on September 28, 2012, so no portfolio manager holds shares of this Fund as of the date of this SAI.

NAME OF PORTFOLIO MANAGER	MASTER FUND NAME	DOLLAR RANGE OF INVESTMENTS IN EACH MASTER FUND(1)
Donnalisa Parks Barnum	Master Growth Fund	None
Gregg E. Ireland		None
Gregory D. Johnson		None
Michael T. Kerr		None
Ronald B. Morrow		None
Martin Jacobs	Master Global Growth Fund	None
Robert W. Lovelace		$10,001- $50,000
Steven T. Watson		None
Paul A. White		None
J. Blair Frank	Master Growth-Income Fund	None
Claudia P. Huntington		None
Donald D. O’Neal		None
William L. Robbins		None
Dylan J. Yolles		None
Alan N. Berro	Master Asset Allocation Fund	None
David A. Daigle		None
Jeffrey T. Lager		None
James R. Mulally		None
Eugene P. Stein		None
Alan N. Berro	Master Protected Fund	None
James R. Mulally		None
Adam Schenck		None

(1)	This column reflects investments in a variable insurance contract, owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined pursuant to Rule 16a-l(a)(2) under the Securities Exchange Act of 1934), that has been allocated to sub-accounts that have purchased shares of the Master Funds. A portfolio manager is presumed to be the beneficial owner of sub-account securities that are held by his or her immediate family members that share the same household as the portfolio manager.

COMPENSATION OF INVESTMENT PROFESSIONALS

Capital Research uses a system of multiple portfolio counselors in managing Master Fund assets. In addition, Capital Research’s investment analysts may make investment decisions with respect to a portion of a Master Fund’s portfolio within their research coverage.

Portfolio counselors and investment analysts are paid competitive salaries by Capital Research. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. For portfolio counselors, benchmarks may include measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research makes periodic subjective assessments of analysts; contribution to the investment process and this is an element of their overall compensation. The investment results of each of the Master Funds’ portfolio counselors may be measured against one or more of the following benchmarks, depending on his or her investment focus:

•	Master Growth Fund — S&P 500, MSCI All Country World Index ex-USA, Lipper Growth Funds Index;

•	Master Global Growth Fund — MSCI All Country World Index, Lipper Global Funds Index;

•	Master Growth-Income Fund — S&P 500, Lipper Growth & Income Funds Index; and

•

Master Asset Allocation Fund — S&P 500, Lipper Growth & Income Funds Index, Barclays Capital U.S. Aggregate Index, Barclays Capital U.S. Corporate High Yield Index 2% Issuer Cap, Lipper High Current Yield Bond Funds Average, Lipper Intermediate Investment Grade Debt Funds Average.

From time to time, Capital Research may adjust or customize these benchmarks to better reflect the universe of comparably managed funds of competitive investment management firms.

Portfolio managers of the subadviser are paid competitive salaries by Milliman Financial Risk Management LLC. In addition, they may receive bonuses based on qualitative considerations, such as an individual’s contribution to the organization, and performance reviews in relation to job responsibilities. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing plans will vary depending on the individual’s contributions to the organization and other factors.

PORTFOLIO COUNSELOR MASTER FUND HOLDINGS AND MANAGEMENT OF OTHER ACCOUNTS

Shares of the Master Funds may only be owned by purchasing variable annuity and variable life insurance contracts. Each portfolio counselor’s needs for variable annuity or variable life products and the role those products would play in their comprehensive investment portfolio will vary and depend on a number of factors including tax, estate planning, life insurance, alternative retirement plans or other considerations. The following portfolio counselor owns Master Fund shares (through an insurance contract) in the dollar range noted: Robert W. Lovelace, Master Global Growth Fund, $10,001 - $50,000, and Master Growth-Income Fund, $1 - $10,000. The remaining portfolio counselors have determined that variable insurance or annuity contracts do not meet their current needs. Consequently, they did not hold shares of the Master Funds.

Portfolio counselors may also manage assets in other funds advised by Capital Research or its affiliates. Other managed accounts as of the end of the Series’ most recently completed fiscal year are listed below:

PORTFOLIO COUNSELOR	NUMBER OF OTHER REGISTERED INVESTMENT COMPANIES (“RICS”) IN WHICH PORTFOLIO COUNSELOR IS A MANAGER (ASSETS OF RICS IN BILLIONS)(1)			NUMBER OF OTHER POOLED INVESTMENT VEHICLES (“PIVS”) IN WHICH PORTFOLIO COUNSELOR IS A MANAGER (ASSETS OF PIVS IN BILLIONS)(2)			NUMBER OF OTHER ACCOUNTS IN WHICH PORTFOLIO COUNSELOR IS A MANAGER (ASSETS OF OTHER ACCOUNTS IN BILLIONS)(3)
Alan N. Berro	4		$121.8		None			None
Donnalisa Parks Barnum	1		$122.1		None			None
David A. Daigle	3		$52.2		None			None
J. Blair Frank	3		$142.8		None			None
Claudia P. Huntington	4		$46.1		None			Nome
Gregg E. Ireland	3		$163.3	1		$0.11		None
Martin Jacobs		None			None			None
Gregory D. Johnson	2		$100.5		None			None
Michael T. Kerr	2		$169.0		None			None
Jeffrey T. Lager	2		$100.5		None			None
Robert W. Lovelace	4		$149.7	1		$1.09		None
Ronald B. Morrow	3		$220.1		None			None
James R. Mulally	5		$143.1	1		$0.03		None
Donald D. O’Neal	2		$176.9	1		$0.16		None
William L. Robbins	2		$74.0		None			None
Adam Schneck	3		$6.8		None		4		$1.0
Eugene P. Stein	2		$100.5		None			None
Steven T. Watson	4		$113.8		None			None
Paul A. White		None			None			None
Dylan J. Yolles	4		$162.0		None			None

(1)	Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day-to-day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount.
(2)	Represents funds advised or sub-advised by Capital Research or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Research. Assets noted are the total net assets of the fund or account and are not indicative of the total assets managed by the individual, which is a substantially lower amount.
(3)	Reflects other professionally managed accounts held at companies affiliated with Capital Research. Personal brokerage accounts of portfolio counselors and their families are not reflected.

PORTFOLIO MANAGER	NUMBER OF OTHER REGISTERED INVESTMENT COMPANIES (“RICS”) IN WHICH PORTFOLIO MANAGER IS A MANAGER (ASSETS OF RICS IN BILLIONS)		NUMBER OF OTHER POOLED INVESTMENT VEHICLES (“PIVS”) IN WHICH PORTFOLIO MANAGER IS A MANAGER (ASSETS OF PIVS IN BILLIONS)	NUMBER OF OTHER ACCOUNTS IN WHICH PORTFOLIO MANAGER IS A MANAGER (ASSETS OF OTHER ACCOUNTS IN BILLIONS)
Adam Schenk	3	$6.8	None	4	$1.0

POTENTIAL CONFLICTS OF INTEREST

Capital Research has adopted policies and procedures that address potential conflicts of interest that may arise as a result of an investment professional's management of one or more Master Funds and his or her management of other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and proxy voting of portfolio securities. Capital Research has adopted polices and procedures that it believes are reasonably designed to address these issues.

PERSONAL SECURITIES TRADING

PORTFOLIOS

The Trust, the adviser and the Distributor have adopted a written Code of Ethics (the “SAAMCo Code”) pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics restrict the personal investing by certain access persons of the Portfolios in securities that may be purchased or held by the Portfolios to ensure that such investments do not disadvantage the Portfolios. The SAAMCo Code is filed as exhibits to the Trust’s registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Trust’s Prospectus. SAAMCo reports to the Board of Trustees on a quarterly basis, as to whether there were any material violations of the SAAMCo Code by access persons of the Trust or any subadviser during the quarter.

MASTER FUNDS

The Series, Capital Research and its affiliated companies have adopted codes of ethics, which allow for personal investments, including securities in which the Series may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; a ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

DISTRIBUTION AGREEMENT

PORTFOLIOS

The Trust, on behalf of each Portfolio, has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, an affiliate of SAAMCo, a registered broker-dealer and an indirect wholly-owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of Class 3 shares of each Portfolio to the separate accounts of the Affiliated Life Insurance Companies. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. The Distribution Agreement provides that the Distributor may also distribute shares of the Portfolios. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the cost of printing and distributing prospectuses, annual reports and other periodic reports with respect to each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing, printing and distributing any other supplemental advertising and sales literature. However, certain promotional expenses may be borne by the Portfolio, including printing and distributing prospectuses, proxy statements, notices, annual reports and other periodic reports to existing shareholders. After its initial approval, the Distribution Agreement will continue in effect for an initial two-year term and thereafter from year to year, with respect to each Portfolio, if such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the disinterested Trustees. The Trust or the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days’ written notice, without penalty. The Distribution Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

MASTER FUNDS

American Funds Distributors, Inc. (“AFD”) is the distributor of the Master Funds’ shares. AFD is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

Pursuant to an agreement (the “Agreement”) among the Distributor, SAAL, First SunAmerica Life Insurance Company (“FSA”), Capital Research and AFD, SAAL and FSA will pay AFD a marketing expense allowance for AFD’s marketing assistance equal to 0.16% of purchase payments made under variable insurance contracts issued or administered by SAAL or FSA through investment by the Portfolios in the Master Funds. FSA was merged into The United States Life Insurance Company in the City of New York, a New York corporation (“USLIC”) effective January 1, 2012. The Agreement terminates effective October 15, 2012.

RULE 12b-1 PLANS

PORTFOLIOS

The Board has adopted a Rule 12b-1 Plan for Class 3 shares (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under that 12b-1 Plan, the Portfolios pay the Distributor from their Class 3 shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of each Portfolio’s Class 3 shares’ average daily net assets. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios’ Class 3 shares. Because these fees are paid out of each Portfolio’s Class 3 assets on an ongoing basis, these fees will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

Continuance of the 12b-1 Plan with respect to each Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Independent Trustees. The 12b-1 Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to Class 3 shares of a Portfolio, without approval of the shareholders of the Class 3 shares of the Portfolio. In addition, all material amendments to the 12b-1 Plan must be approved by the Trustees in the manner described above. The 12b-1 Plan may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class 3 shares of the Portfolio, respectively. So long as the 12b-1 Plan is in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees. In the Trustees' quarterly review of the 12b-1 Plan, they will consider the continued appropriateness of, and the level of, compensation provided in the 12b-1 Plan. In their consideration of the 12b-1 Plan with respect to each Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits for the Portfolio for the shareholders of Class 3 shares of the Portfolio.

The following table sets forth the account maintenance and service fees the Distributor received from the Portfolios for Class 3 shares for fiscal period ended December 31, 2011.

Portfolio	2011
Growth	$604,002
Global Growth	832,803
Growth-Income	504,500
Asset Allocation	232,768
Protected Asset Allocation(1)	—

(1)	Commenced operations on October 15, 2012.

MASTER FUNDS

The Master Funds (other than the Master Protected Fund) do not charge a 12b-1 fee for the shares in which the Portfolios invest. The Series has adopted a plan of distribution (the “Plan”) for its Class P1 shares, pursuant to rule 12b-1 under the 1940 Act. As required by Rule 12b-1, the Plan has been approved by a majority of the entire board of trustees, and separately by a majority of the trustees who are not “interested persons” of the Series and who have no direct or indirect financial interest in the operation of the Plan. Potential benefits of the Plan to the Series include improved shareholder services, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of trustees who are not “interested persons” of the Series is committed to the discretion of the trustees who are not “interested persons” during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the board of trustees. Under the Plan, the Series may expend up to 0.25% of the assets of Class P1 shares. The board of trustees has not authorized any payments on Class P1 assets pursuant to the Plan.

The insurance companies, including life companies affiliated with the Protected Asset Allocation Portfolio, through which the Master Protected Fund’s Class P1 shares are available, provide certain administrative services for the separate accounts that hold the shares of the Master Protected Fund and for the contractholders for which the shares of the Master Protected Fund are beneficially owned as underlying investments of such contractholders annuities. These services include, but are not limited to, record maintenance, shareholder communications and transactional services.

These services are provided pursuant to an Insurance Administrative Services Plan between the Series and the investment adviser relating to the Master Protected Fund’s Class P1 share classes. Under this agreement, the insurance company receives 0.25% of the Master Protected Fund’s average daily net assets.

American Funds Distributors, Inc., the Master Funds’ principal underwriter, at its expense, currently makes payments to certain of the insurance companies that use the Master Funds as the underlying investment in insurance contracts. These payments generally cover expenses associated with education and training meetings sponsored by American Funds Distributors, Inc. for insurance company sales forces.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

PORTFOLIOS

Under the Code, each Portfolio is treated as a separate regulated investment company providing qualification requirements are met. To qualify as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, U.S. government securities, and other securities limited in respect of any one issuer to not greater than 5% of the value of the Portfolio’s assets and to not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Portfolio and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

A Portfolio may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by doing both of these things. If, in any taxable year, a Portfolio fails one of these tests and does not timely cure the failure, that Portfolio will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in a Portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

So long as a Portfolio qualifies as a regulated investment company, such Portfolio will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends. Dividends from net investment income and capital gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Portfolio at net asset value unless the transfer agent is instructed otherwise.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if a Portfolio should fail to qualify as a regulated investment company, such Portfolio would be considered as a single investment, which may result in Variable Contracts invested in that Portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Variable Contract would be taxed currently to the holder, and the contract would remain subject to taxation as ordinary income thereafter, even if it became adequately diversified.

Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gain net income in accordance with a calendar year distribution requirement in order to avoid imposition of a nondeductible 4% excise tax. However, the excise tax generally does not apply to a regulated investment company whose only shareholders are certain tax-exempt trust or segregated asset accounts of life insurance companies held in connection with Variable Contracts. In order to avoid imposition of the excise tax, each Portfolio intends to qualify for this exemption or to comply with the calendar year distribution requirement.

Distributions received by a Portfolio from a Master Fund attributable to the Master Fund’s investment company taxable income including short-term capital gains are taxable as dividend income to that Portfolio. Distributions received by a Portfolio from a Master Fund attributable to the excess of the Master Fund’s net long-term capital gain over its net short-term capital loss and that are properly reported as “capital gain dividends” are taxable as long-term capital gain to a Portfolio, regardless of how long that Portfolio has held the Master Fund’s shares. Upon the sale or other disposition by a Portfolio of shares of any Master Fund, the Portfolio will realize a capital gain or loss which will be long-term or short-term, generally depending upon the Portfolio’s holding period for the shares.

Losses realized upon such redemptions may result in a substantial number of “wash sales” and deferral, perhaps indefinitely, of realized losses to the Portfolio

In addition, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the separate accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies (including the Master Funds), partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.

Each Master Fund intends to continue to qualify annually to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an Master Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Master Fund generally will not pay any U.S. federal income or excise tax. The Master Funds are subject to the same asset diversification and income distribution requirements applicable to the Portfolios. The tax treatment of the transactions outlined with respect to the Master Funds also applies to the Portfolios.

A Portfolio or Master Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to certain qualified pension and retirement plans; if a Portfolio or Master Fund were to sell its shares to other categories of shareholders, the Portfolio or Master Fund may fail to comply with applicable Treasury requirements regarding investor control. If a Portfolio or Master Fund should fail to comply with the investor control requirements, the contract owner would be treated as the owner of the shares and the contracts invested in the Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the holders, and income and gain would remain subject to taxation as ordinary income thereafter.

Since the shares of the Portfolios are offered only in connection with the Variable Contracts, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the Prospectus for such contracts. Purchasers of Variable Contracts should consult their tax advisors regarding specific questions as to federal, state and local taxes.

A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over the issue price thereof (“original issue discount”) each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio’s investments in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Portfolio’s recognition of taxable income in excess of cash generated by such investments.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss.

Options, forward contracts, futures and foreign currency transactions entered into by a Portfolio will be subject to special tax rules. These rules may accelerate income to a Portfolio, defer Portfolio losses, because adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Portfolio.

In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency and PFIC losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Portfolio may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Portfolio at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for federal income tax purposes (“marked-to-market”). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in over-the-counter options written by a Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions in over-the-counter options purchased by such Portfolio generally has the same character as the property to which the option relates as in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.

A substantial portion of each Portfolio’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules which may terminate the holding period of securities owned by a Portfolio when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

A “passive foreign investment company” (“PFIC”) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any “excess distribution” received on the stock or on any gain from disposition of the stock (collectively, the “PFIC income”), plus a certain interest charges, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. The election must be made separately for each PFIC held by a Portfolio and, if the election is in effect, at the end of the Portfolio’s taxable year, the Portfolio will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Portfolio may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in its income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. In order to make this election, a Portfolio would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.

Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of the Portfolio assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes.

The Portfolios which receive dividend income from U.S. sources will annually report certain amounts of their dividends paid as eligible for the dividends received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These reports and elections will benefit the life companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the life companies will not be passed to you or the Portfolios.

For the fiscal year ended December 31, 2011, the Portfolios had the following capital loss carry-forwards:

Loss Carry-Forwards
American Funds Growth SAST	—
American Funds Global Growth SAST	—
American Funds Growth-Income SAST	$2
American Funds Asset Allocation SAST	20,989
Protected Asset Allocation SAST**	—

*	Capital loss carry-forwards generated in taxable years beginning after 2010 will not be subject to expiration.
**	Commenced operations October 15, 2012.

To the extent not yet utilized, such losses will be available to each of the Portfolios to offset future capital gains from 2012 through 2019. Capital loss carry-forwards generated in taxable years beginning after 2010 will not be subject to expiration. The utilization of such losses may be subject to annual limitations under the Code. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Mod Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the RIC Mod Act, the Portfolios will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carry-forwards may be more likely to expire unused.

MASTER FUNDS

Each Master Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. Each Master Fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, a Master Fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, each Master Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income), and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Master Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Master Fund and which are determined to be engaged in the same or similar trades or businesses or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company’s “required distribution” for the calendar year ending within the regulated investment company’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company’s taxable year) and (c) the sum of any untaxed, undistributed ordinary income and capital gain net income of the regulated investment company for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by a Master Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which the Master Fund pays income tax during the periods described above. Although each Master Fund intends to distribute its ordinary income and capital gain net income so as to avoid excise tax liability, any Master Fund may determine that it is in the interest of shareholders to distribute a lesser amount.

In addition to the asset diversification and other requirements for qualification as a regulated investment company, the Master Funds intend to meet another set of asset diversification requirements applicable to insurance company separate accounts and their underlying funding vehicles. To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, a fund must (a) be qualified as a “regulated investment company”; and (b) have either (i) no more than 55% of the total value of its assets in cash and cash equivalents, government securities and securities of other regulated investment companies; or (ii) no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, and each agency or instrumentality of the U.S. government is treated as a separate issuer of securities. The Series intends to comply with these regulations. If a Master Fund should fail to comply with these regulations, contracts invested in that Master Fund or in a Portfolio invested in that Master Fund will not be treated as annuity, endowment or life insurance contracts under the Code.

Dividends. Each Master Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Master Funds accrue receivables or liabilities denominated in a foreign currency and the time the Master Funds actually collect such receivables, or pay such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of a Master Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

If a Master Fund invests in stock of certain passive foreign investment companies, the Master Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Master Fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of the Master Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Master Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Master Fund’s investment company taxable income and, accordingly, would not be taxable to the Master Fund to the extent distributed by the Master Fund as a dividend to its shareholders.

To avoid such tax and interest, each Master Fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The Master Funds will be required to distribute any resulting income, even though they have not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the Master Funds each year, even though the Master Funds will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Master Funds that must be distributed to shareholders in order to maintain the qualification of the Master Funds as regulated investment companies and to avoid federal income taxation at the level of the Master Funds.

In addition, some of the bonds may be purchased by the Master Funds at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a Master Fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If a Master Fund has paid a premium over the face amount of a bond, the Master Fund has the option of either amortizing the premium until bond maturity and reducing the Master Fund’s basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond’s basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held for one year or less is treated as a short-term capital gain.

Dividend and interest income received by the Master Funds from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Most foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.

Capital Gains and Distributions. The Master Funds also intend to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the Master Funds.

See the applicable contract prospectus for information regarding the federal income tax treatment of the contracts and distributions to the separate accounts.

PORTFOLIO TURNOVER

MASTER FUNDS AND PORTFOLIOS

Since the Portfolios invest all or substantially all of their assets in a corresponding Master Fund, the Portfolios are not in a position to affect the portfolio turnover of the Master Funds. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. To the extent a Master Fund engages in frequent and active trading and as a result, experiences high portfolio turnover, then such high portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of a Master Fund.

SHARES OF THE TRUST

DESCRIPTION OF SHARES AND VOTING RIGHTS

The Trust consists of 38 separate portfolios, some of which offer Class 1, Class 2 and/or Class 3 shares. The five Portfolios currently offer only Class 3 shares. All shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders’ meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders’ meetings for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders’ meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the recordholders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees, provided that immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except that amendments to conform the Declaration of Trust to the requirements of applicable federal laws or regulations or the regulated investment company provisions of the Code may be made by the Trustees without the vote or consent of shareholders. If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely.

In matters affecting only a particular Portfolio, the matter shall have been effectively acted upon by a majority vote of that Portfolio even though: (1) the matter has not been approved by a majority vote of any other Portfolio; or (2) the matter has not been approved by a majority vote of the Trust.

When a Master Fund requests a vote from its shareholders (including the Portfolio that invests in such Master Fund), the Portfolio will request its shareholders to vote on the issues. The Portfolio will then vote its shares of the Master Fund proportionately according to the votes cast by the Portfolio’s shareholders. In essence, the Portfolio’s shareholders have the same voting rights they would have as direct shareholders of the Master Portfolio.

If an issue must be approved by a majority as defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required.

The Class 3 shares of a given Portfolio are identical in all respects with the other two classes of the Trust, except that (i) Class 3 shares may bear differing amounts of certain class-specific expenses; (ii) Class 3 shares are subject to service and distribution fees; and (iii) Class 3 shares have voting rights on matters that pertain to the Rule 12b-1 Plan adopted.

You have an interest only in the assets of the Class 3 shares of the Portfolio, which you own. In the event of liquidation of a Portfolio, Class 3 shares will share pro rata in the distribution of the net assets of such Portfolio with all other Class 3 shareholders. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

As of March 31, 2012. SunAmerica Annuity and Life Assurance Company and The United States Life Insurance Company in the City of New York (formerly, First SunAmerica Life Insurance Company) owned, directly or indirectly, 100% of the outstanding shares of all Portfolios. Shares of the Trust are owned through the life companies’ separate accounts. The ownership of the Trust’s shares are as follows:

	SunAmerica Annuity and Life Assurance Company	The United States Life Insurance Company in the City of New York
American Funds Growth SAST Portfolio	95.68%	4.32%
American Funds Global Growth SAST Portfolio	95.70%	4.30%
American Funds Growth-Income SAST Portfolio	95.33%	4.67%
American Funds Asset Allocation SAST Portfolio	95.94%	4.06%
Protected Asset Allocation SAST Portfolio(1)	—	—

(1)	Commenced operations on October 15, 2012.

SHAREHOLDER INQUIRIES

All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this SAI.

PRICE OF SHARES

PORTFOLIOS

Class 3 shares of the Trust are currently offered only to the separate accounts of the Affiliated Life Insurance Companies (“Variable Separate Accounts”). The Trust is open for business on any day the New York Stock Exchange (the “NYSE”) is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NAV per share of Class 3 of a Portfolio is calculated by taking the NAV of a Portfolio’s corresponding Master Fund, and multiplying it by the number of shares held of the corresponding Master Fund, adding the value of the other assets held by such Portfolio, subtracting the Portfolio’s liabilities attributable to the Portfolio, and dividing by the number of shares of Class 3 that are outstanding. The NAV of Class 3 shares of a Portfolio will also be computed on each other day in which there is a sufficient degree of trading in such Portfolio’s securities that the NAV of its shares might be materially affected by changes in the values of the portfolio securities; provided, however, that on such day the Trust receives a request to purchase or redeem such Portfolio’s shares. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

Shares of the Portfolios are not sold to individual investors. The Variable Separate Accounts purchase shares of a Portfolio in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Portfolio then invests its proceeds in its respective Master Fund, which, in turn, buys securities for the Master Fund’s portfolio. Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

The Trust will not compute net asset value for the Portfolios on customary national business holidays, including the following: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other days when the NYSE is closed.

Each Portfolio reserves the right to not determine net asset value when: (i) a Portfolio has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Portfolio’s portfolio do not affect that Portfolio’s net asset value.

THE NAV OF THE PORTFOLIOS IS DETERMINED BASED ON THE NAV OF THE MASTER FUNDS. SECURITIES OF EACH MASTER FUND ARE VALUED AT THEIR NAV.

Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

MASTER FUNDS

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the Series or its designee. Orders received by the Series or authorized designee after the time of the determination of the net asset value will be entered at the next calculated offering price.

The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. Eastern time, which is the normal close of trading on the NYSE, each day the NYSE is open. If, for example, the NYSE closes at 1:00 p.m., the Master Fund share price would still be determined as of 4:00 p.m. New York time. In such example, securities traded on the NYSE would be valued at their closing price unless the investment adviser determines that a fair value adjustment is appropriate due to a subsequent event. The NYSE is currently closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. Each share class of the Master Funds has a separately calculated net asset value (and share price).

As noted in the Master Protected Fund’s prospectus, the principal assets of the Master Protected Fund consist of investments in the Underlying Fund and exchange-traded futures. Exchange traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

The investments in the Underlying Fund are reflected in the net assets of the Master Protected Fund on the day of investment. All portfolio securities of the Underlying Fund are valued, and the net asset values per share for each share class are determined, as indicated below.

The Underlying Fund is priced based on the net asset value of the Underlying Fund, calculated as of approximately 4 p.m. New York time each day the NYSE is open. Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

All portfolio securities of funds managed by Capital Research (other than money market funds) are valued, and the net asset values per share for each share class are determined, as indicated below. The Master Funds follow standard industry practice by typically reflecting changes in their holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more independent pricing vendors. The pricing vendors base bond prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The Master Fund’s investment adviser performs certain checks on these prices prior to calculation of the Master Fund’s net asset value. When the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than on type of security, etc.), or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices, generally based on prices supplied by one or more independent pricing vendors.

Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the Master Fund’s shares into U.S. dollars at the prevailing market rates.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under policies approved by the Series’ board. Subject to board oversight, the Series’ board has delegated the obligation to make fair valuation determinations to a valuation committee established by the Series’ investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to consider certain relevant principles and factors when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what a Master Fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity holdings of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund’s net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to a Master Fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that share class.

EXECUTION OF PORTFOLIO TRANSACTIONS

PORTFOLIOS

Since the Portfolios invest their assets in the Master Funds, SAAMCo does not currently execute portfolio transactions on behalf of the Portfolios; however, if SAAMCo or a subadviser begins to provide portfolio management services to the Portfolios, SAAMCo or such subadviser would execute portfolio transactions for the Portfolio pursuant to the following policies and procedures.

It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including the economic result to the Trust (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions and the financial strength and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid. Sales of Portfolio shares are not considered a factor in the selection of a broker to effect transactions in Portfolio securities.

A factor in the selection of brokers is the receipt of research services — analyses and reports concerning issuers, industries, securities, economic factors and trends — and other statistical and factual information. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by SAAMCo or the subadvisers.

SAAMCo or the subadvisers may cause a Portfolio to pay broker-dealers commissions that exceed what other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The extent to which commissions may reflect the value of research services cannot be presently determined. To the extent that research services of value are provided by broker-dealers with or through whom SAAMCo or the subadvisers place the Trust’s portfolio transactions, SAAMCo or the subadvisers may be relieved of expenses it might otherwise bear. Research services furnished by broker-dealers may be used by SAAMCo or the subadvisers in connection with the Trust and could be useful and of value to SAAMCo or the subadvisers in serving other clients as well as the Trust. Research services obtained by SAAMCo or the subadvisers, as a result of the placement of portfolio brokerage of other clients, could also be useful and of value in serving the Trust.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Subject to the above considerations, SAAMCo or the subadvisers may use broker-dealer affiliates of SAAMCo or the subadvisers, as a broker for any Portfolio. In order for such broker-dealer to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by the broker-dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such broker-dealer to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees of the Trust, including a majority of the non-interested Trustees, have adopted procedures, which are reasonably designed to provide that any commissions, fees or other remuneration paid to such broker-dealers are consistent with the foregoing standard. These types of brokerage transactions are also subject to such fiduciary standards as may be imposed upon the broker-dealers by applicable law.

Commission Recapture Program. Since the Portfolios invest their assets in the Master Funds, SAAMCo does not currently provide portfolio management services on behalf of the Portfolios; however, if SAAMCo or a subadviser begins to provide portfolio management services to the Portfolios, the Board has determined that a commission recapture program is in the best interest of each Portfolio and its shareholders and therefore has conveyed that information to the subadvisers. A commission recapture program includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer who commits to returning a portion of their commission to the respective underlying Portfolio. A Portfolio may participate in a commission recapture program, provided the portfolio manager can obtain the best price and execution for trades. Thus, a Portfolio may benefit from the products or services or recaptured commissions obtained through the commission recapture program, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Portfolio indicates that this is a commission recapture transaction, the Portfolio will get a percentage of commissions paid on either domestic trades or international trades credited back to the Portfolio. The brokerage of one Portfolio will not be used to help pay the expenses, or otherwise recaptured for the benefit, of any other Portfolio. SAAMCo will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to.

MASTER FUNDS

The Master Funds’ investment adviser places orders with broker-dealers for the Series’ portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the Master Funds’ investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the Series’ portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality and reliability of the executions and the broker-dealer’s ability to offer liquidity and anonymity. The Master Funds’ investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The Master Funds’ investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms rather than on a trade-by-trade basis. The Series does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations.

The Master Funds’ investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. The Master Funds’ investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser’s research efforts. If broker-dealers were to discontinue providing such services it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the Series and other funds and accounts that it advises; however, not all such services will necessarily benefit the Series.

The Master Funds’ investment adviser may pay commissions in excess of what other broker-dealers might have charged - including on an execution-only basis - for certain portfolio transactions in recognition of brokerage and/or investment research services provided by a broker-dealer. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934. Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the Master Funds’ investment adviser makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser’s overall responsibility to the Series and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer.

In accordance with its internal brokerage allocation procedure, each equity investment division of the investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from which it receives such services. Using its judgment, each equity investment division of the investment adviser provides its trading desks with information regarding the relative value of service provided by particular broker-dealers.

Neither the investment adviser nor the Series incurs any obligation to any broker-dealer to pay for research by generating trading commissions. As part of its ongoing relationships with broker-dealers, the investment adviser routinely meets with firms, typically at the firm’s request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the investment adviser receives from broker-dealers in connection with its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.

The Master Funds’ investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The investment adviser takes various considerations into account when evaluating such reasonableness, including, (a) rates quoted by broker-dealers, (b) the size of a particular transaction in terms of the number of shares and dollar amount, (c) the complexity of a particular transaction, (d) the nature and character of the markets on which a particular trade takes place, (e) the ability of a broker-dealer to provide anonymity while executing trades, (f) the ability of a broker-dealer to execute large trades while minimizing market impact, (g) the extent to which a broker-dealer has put its own capital at risk, (h) the level and type of business done with a particular broker-dealer over a period of time, (i) historical commission rates, and (j) commission rates that other institutional investors are paying.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each of the investment divisions will normally aggregate its respective purchases or sales and execute them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the Series and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser will normally aggregate such purchases or sales and execute them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The Master Funds’ investment adviser may place orders for the Series’ portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the Series’ portfolio transactions.

Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to the Master Funds of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, their prices usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the contracts. The Master Funds may incur additional fees in connection with the purchase or sale of certain contracts.

The Master Protected Fund does not incur any brokerage commissions for purchasing shares of the Underlying Fund. However, the Master Protected Fund may incur brokerage commissions and/or investment dealer concessions when purchasing short-term debt securities. Portfolio transactions for the Master Protected Fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Master Protected Fund’s investment adviser, or for trusts or other accounts served by affiliated companies of the Master Protected Fund’s investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. Specific decisions to purchase or sell futures contracts for the Master Protected Fund are made by the portfolio managers of the Master Protected Fund’s sub-adviser. Purchases of such financial instruments for the Master Protected Fund will be effected through futures brokers that specialize in the types of futures contracts that the Master Protected Fund will be holding. The Master Protected Fund’s investment adviser will use reasonable efforts to choose futures brokers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations. The Master Protected Fund’s sub-adviser and investment adviser will monitor the futures brokers used for purchases and sales of futures contracts for their ability to execute trades based on many factors, such as the size of the orders, the difficulty of executions, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors.

Brokerage commissions and explicit concessions paid on portfolio transactions for the fiscal years ended December 31, 2011, 2010 and 2009 were:

	2011	2010	2009
Master Growth Fund	$11,275,000	$12,414,000	$13,528,000
Master Global Growth Fund	3,434,000	2,946,000	4,054,000
Master Growth-Income Fund	10,581,000	9,443,000	9,541,000
Master Asset Allocation Fund	3,843,000	3,836,000	4,113,000
Master Protected Fund(1)	—	—	—

(1)	Commenced operations on September 28, 2012.

The Series is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the Series the largest amount of brokerage commissions by participating, directly or indirectly, in the Series’ portfolio transactions during the Series’ most recent fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Series during the Series’ most recent fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the Series during the Series’ most recent fiscal year.

For the most recent fiscal year ended December 31, 2011, there were no brokerage commissions and none of the Portfolios held equity and/or debt securities of an affiliated company’s regular broker-dealers.

FINANCIAL STATEMENTS

PORTFOLIOS

The Trust’s audited financial statements with respect to the Portfolios (other than the Protected Asset Allocation Portfolio) for the fiscal year ended December 31, 2011 are incorporated into this SAI by reference to its 2011 annual report to shareholders. You may obtain a copy of the annual report at no charge by calling (800) 445-7862 or writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

MASTER FUNDS

The audited financial statements of the Master Funds (other than the Master Protected Fund) for the fiscal year ended December 31, 2011 are set forth in the Master Funds’ annual reports to shareholders. Copies of the reports are available on the EDGAR Database on the SEC’s web-site at http://www.sec.gov and copies of the information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

GENERAL INFORMATION

CUSTODIAN

PORTFOLIOS

State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust’s custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities and performs certain other duties.

MASTER FUNDS

Securities and cash owned by all Master Funds, including proceeds from the sale of shares of the Master Funds and of securities in the Master Funds’ portfolios, are held by State Street, One Lincoln Street, Boston, MA 02111, as custodian. Non-U.S. securities may be held by State Street in non-U.S. banks or securities depositories or foreign branches of U.S. banks.

TRANSFER AGENT

PORTFOLIOS

State Street, 225 Franklin Street, Boston, Massachusetts 02110, also serves as the Trust’s transfer agent and dividend paying agent.

MASTER FUNDS

American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of each insurance company’s separate account, processes purchases and redemptions of the Master Funds’ shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. American Funds Service Company was paid a fee of $2,126 for Class 1 shares, $778 for Class 2 shares and $31 for Class 3 shares for the 2011 fiscal year.

LEGAL COUNSEL

PORTFOLIOS

The firm of Willkie Farr & Gallagher, LLP, 787 Seventh Avenue, New York, NY 10019 has been selected as legal counsel to the Trust.

MASTER FUNDS

Bingham McCutchen LLP, 355 South Grand Avenue, Suite 4400, Los Angeles, CA 90071, serves as counsel for the Master Funds and for trustees who are not interested persons (as defined by the 1940 Act) of the Master Funds. A determination with respect to the independence of the Master Funds’ “independent legal counsel” will be made at least annually by the independent trustees of the Master Funds, as prescribed by the 1940 Act and the related rules.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PORTFOLIOS

PricewaterhouseCoopers, LLP (“PwC”), 1201 Louisiana Street, Houston, TX 77002, is the Trust’s independent registered public accounting firm. PwC performs an annual audit of the Trust’s financial statements and provides tax advisory services, tax return preparation and accounting services relating to filings with the SEC.

MASTER FUNDS

PricewaterhouseCoopers, LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the Master Funds’ independent registered public accounting firm providing audit services, preparation of tax returns and review of certain documents to be filed with the SEC.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

PORTFOLIOS

The Board has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Portfolio shareholders and to address potential conflicts of interest that could arise between the interests of Portfolio shareholders and the interests of the Portfolios’ various service providers. However, under the master-feeder structure, each Portfolio’s sole portfolio holding, other than cash or cash equivalents, is shares of its corresponding Master Fund, and so long as each Portfolio operates under the master-feeder structure, each Portfolio will only disclose its holdings of its corresponding Master Fund. The following policies and procedures that would take effect if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser, are described below.

The Board has adopted policies and procedures relating to disclosure of the Portfolios’ securities. These policies and procedures prohibit the release of information concerning portfolio holdings, which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios’ shares and other parties, which are not employed by SAAMCo or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their participants) are met, the Trust does not provide or permit others to provide information about the Portfolios’ holdings on a selective basis.

The Trust will make the Portfolios’ portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within 60 days of the end of the Trust’s fiscal quarter.

In addition, the Trust generally will make publicly available, on a periodic basis, information regarding a Portfolio’s top ten holdings (including name and percentage of a Portfolio’s assets invested in each holding) and the percentage breakdown of a Portfolio’s investments by country, sector and industry, as applicable. This information is generally made available through the Trust’s website, marketing communications (including printed advertising and sales literature), and/or the Trust’s telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Trust's legal department. The Trust and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Portfolio’s holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of SAAMCo and the Trust. The Trust's Chief Compliance Officer and/or SAAMCo’s legal counsel are responsible for authorizing the selective release of portfolio holding information. If the request is approved, the Trust and the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential.

The Trust’s executive officers and SAAMCo’s legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Portfolios’ participants and the Portfolios’ affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary for the Portfolios’ operation or useful to the Portfolios’ participants without compromising the integrity or performance of the Portfolios.

At each quarterly meeting of the Board, the Trustees review a report disclosing the third parties to whom the Portfolios’ holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Portfolios and its participants.

PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolios’ financial statements. PricewaterhouseCoopers LLP does not disclose to third parties information regarding the Portfolios’ holdings.

State Street. State Street, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. State Street does not disclose or release information regarding the Portfolios’ holdings except as instructed by the Portfolio.

Lipper, Inc. (“Lipper”) The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis; this information is disclosed approximately 15 days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to Lipper subscribers approximately 60 days after the receipt of information from the Portfolio.

Morningstar. Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual Portfolios may be accessed through its web site at no charge. Information regarding the Portfolios is available only with a subscription. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately 30 days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Entire portfolio holdings information is available to subscribers approximately one week of Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between 15 to 30 days after its receipt of such information.

S&P. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately 30 days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to S&P subscribers approximately 60 days after the receipt of information from the Portfolio.

Bloomberg. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately 30 days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one to 14 days of its receipt.

Thomson Financial Research. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, approximately 30 days after the month end. This information is made available to subscribers of Thomson Financial’s various databases within a few days of its receipt.

FactSet Research Systems, Inc. provides analytical services for the portfolios and receives portfolio holdings information on a daily basis.

Financial Printers. Portfolio Accounting provides various financial printers with portfolio holdings information between 30 and 60 days after each portfolio’s fiscal quarter. Financial printers assist the Portfolios with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

Diligent Board Member Services, Inc. (“Diligent”). Diligent hosts online board meeting materials for the Board of Trustees.

Investment Company Institute (“ICI”). Accounting provides ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolios on a quarterly basis, approximately 15 days after the quarter end. ICI uses this information for survey purposes and does not disclose a particular Portfolio’s holding information publicly.

Zeno Consulting Group (formerly, Plexus Group)(“Zeno”). State Street provides purchase and sale information with respect to the Portfolios’ equity holdings on a quarterly basis approximately 15 days after the quarter end. Zeno analyzes the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Portfolios and Zeno does not disclose publicly the information they receive or the reports they prepare. SAAMCo’s contract with Zeno includes a confidentiality clause.

Institutional Shareholder Services (“ISS”), formerly RiskMetrics Group. ISS downloads weekly portfolio information (i.e., custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used solely for the purposes of voting proxies on behalf of the Portfolios and is not publicly disclosed. SAAMCo’s contract with ISS includes a confidentiality clause.

SunAmerica Retirement Markets, Inc. (“SARM”). SARM, as the primary marketer of variable annuities or variable life insurance products (the “Variable Products”) that offer the Trust, requires access to the non-public portfolio holdings information of the Portfolios in order to facilitate its management and marketing of the Variable Products as well as to facilitate the monitoring, review and analysis of the Trust and the subadvisers of the Portfolios by certain SARM employees who are supervised by SAAMCo. SARM is continuously provided with the entire portfolio holdings for each Portfolio on a daily basis.

MASTER FUNDS

The Master Funds’ investment adviser, Capital Research, on behalf of the Master Funds, has adopted policies and procedures with respect to the disclosure of information about the Master Funds’ portfolio securities. These policies and procedures have been reviewed by the Master Funds Board and compliance will be periodically assessed by the Master Funds Board in connection with reporting from the Master Funds’ Chief Compliance Officer of any deviations from, or changes to, these policies and procedures.

Under these policies and procedures, the Master Funds’ complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the Master Funds’ website no earlier than the tenth day after such calendar quarter. In addition, the Master Funds’ list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the Master Funds’ website no earlier than the tenth day after such month. Currently, this information is being provided to Lipper, Inc., Morningstar, Standard & Poor’s Fund Services, Overlap, Value Line, Bloomberg, Vickers Stock Research, Thomson Financial Research, Russell/Mellon Analytical Services and RBC Dain Rauscher. The Master Funds’ custodian, outside counsel and auditor, each of which require such information for legitimate business and fund oversight purposes, may receive such information earlier. The subadviser to the Master Protected Fund receives information about certain characteristics of the Underlying Fund’s portfolio securities on a daily basis in order to be able to implement the protection strategy. Insurance companies that offer the Master Protected Fund as a underlying investment option for Variable Contracts may receive a list of the futures contracts and other investments that make up the Master Protected Fund’s protection strategy for legitimate business purposes. Such insurance companies are subject to confidentiality obligations with respect to any such information.

Affiliated persons of the Master Funds as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to a Code of Ethics, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Third party service providers of the Master Funds receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the Master Funds website to persons not affiliated with the Master Funds (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the Master Funds’ website), such persons may be bound by agreements (including confidentiality agreements) that restrict and limit their use of the information to legitimate business uses only. Neither the Master Funds nor their investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to policies adopted by the Master Fund’s Board, the authority to disclose a Master Fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the Investment Committee of the Master Fund’s investment adviser. In exercising its authority, the Investment Committee determines whether disclosure of information about the Master Fund’s portfolio securities is appropriate and in the best interest of Master Fund shareholders. Capital Research has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of Master Fund holdings. For example, the Code of Ethics specifically requires, among other things, the safeguarding of information about Master Fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with Master Fund transactions. In addition, Capital Research believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties (other than to Master Fund service providers for legitimate business and Master Fund oversight purposes) until such holdings have been made public on the Master Funds website, helps reduce potential conflicts of interest between Master Fund shareholders and Capital Research and its affiliates.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee composed of senior management of the Trust and SAAMCo (i.e., representatives from the investments, legal and compliance departments). The policies and procedures enable the Trust to vote proxies in a manner consistent with the best interests of the Trust’s shareholders. The material terms of the Trust’s proxy voting policies and procedures that would take effect if SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser, are described below.

The Trust has retained a proxy voting service, Institutional Shareholder Services (“ISS”), to effect votes on behalf of the Trust according to the Trust’s policies and procedures, and to assist the Trust with certain responsibilities including recordkeeping of proxy votes. Except as otherwise described below regarding case-by-case voting matters, SAAMCo has discretion concerning proxy voting decisions.

Company Management Recommendations. When determining whether to invest in the securities of a particular company, one of the key factors a portfolio manager may consider is the quality and depth of the company’s management. In holding portfolio securities, the Trust is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Trust’s policies and procedures therefore provide that the Trust will generally vote in support of management recommendations on most corporate matters. When a Trust’s portfolio manager is dissatisfied with a company’s management, the Trust typically will sell the holding.

Case-By-Case Voting Matters. The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. The Proxy Voting Committee has established proxy voting guidelines. In these circumstances, the trust may request guidance or a recommendation from the proxy voting committee, the independent proxy voting agent, the portfolio manager or other appropriate personnel of SAAMCo and/or the subadviser of a portfolio. In these instances, such person(s) will recommend the vote that will maximize value for and is in the best interests of the trust’s shareholders.

Examples of the Trust’s positions on voting matters. Consistent with the approaches described above, the following are examples of the Trust’s voting positions on specific matters:

•	Vote with management recommendations on most corporate matters;

•	Vote on a case-by-case basis on proposals to increase or decrease authorized common stock or preferred stock;

•	Vote for a management proposal to decrease authorized preferred stock or cancel a class or series of preferred stock;

•	Vote on a case-by-case basis regarding finance, merger and acquisition matters;

•	Abstain from voting on social responsibility or environmental matters, unless the portfolio’s objective is directly related to the social or environmental matter in question(1);

•	Not vote proxies for passively managed portfolios(2); and

•	Vote on a case-by-case basis on equity compensation plans.

Conflicts of Interest. Members of the proxy voting committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Trust’s proxy voting guidelines will in most instances adequately address any possible conflicts of interest, as votes are generally effected according to the guidelines or recommendations of the independent proxy voting agent. Also, the proxy voting committee consists of members who are not involved in marketing or other business units that may be likely to present conflicts.

However, if a situation arises where a vote presents a conflict between the interests of a Trust’s shareholders and the interests of SAAMCo, the Trust’s, or one of SAAMCo’s affiliates, and the conflict is known to the proxy voting committee, the proxy voting committee will consult with a Trustee who is not an “interested” person, as the term is defined in the 1940 Act, time permitting, before casting the vote to ensure that the Trust votes in the best interest of its shareholders. Any individual with a known conflict may be required by the proxy voting committee to recuse himself or herself from being involved in the proxy voting decision. Senior management, including the proxy voting committee, will evaluate the situation and determine the vote to ensure that the Trust selects the vote that is in the best interests of the Trust’s shareholders.

Proxy Voting Records. The independent proxy voting agent will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as, for ensuring the maintenance of records for each proxy vote cast on behalf of the Trust. The proxy voting agent will maintain record of voting decisions for each vote cast on behalf of the Portfolios for each one-year period ending on June 30th. The proxy voting record is also available on the SEC’s website at http://www.sec.gov.

(1)	In these circumstances, the Portfolio will consider the effect that the vote’s outcome may have on the issuing company and the value of its securities as part of the Portfolio’s overall investment evaluation of whether to retain or sell the company’s securities. The Portfolio will either retain or sell the securities according to the best interests of the Portfolio’s shareholders.
(2)	The Board has determined that the costs of voting proxies for passively managed Portfolios will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Portfolio retains a particular security. That is, the Portfolio will retain or sell a particular security based on objective, rather than subjective, criteria.

MASTER FUNDS

Because the Portfolios invest all or substantially all of their assets in corresponding Master Funds, the authority to vote proxies related to the Master Funds’ portfolio securities has been provided to Capital Research, the Master Funds’ investment adviser. Capital Research’s proxy voting procedures and guidelines are summarized below.

The Master Funds and their investment adviser, in consultation with the Master Funds’ Board, have adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the Master Funds, other funds in the Series, and other American Funds. The complete text of the Principles is available on the American Funds website at americanfunds.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the Master Funds’ boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal. In addition, the Master Funds’ Board monitors the proxy voting process and generally provides guidance with respect to the Principles through a joint proxy committee of the American Funds.

The Master Funds’ investment adviser seeks to vote all U.S. proxies; however, in certain circumstances it may be impracticable or impossible to do so. Proxies of companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more research analysts in that investment division familiar with the company and industry. A second recommendation is made by a proxy coordinator (a senior investment professional) within the appropriate investment division based on the individual’s knowledge of the Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a board member of one or more American Funds is also a board member of a company whose proxy is being voted. In such instances, proxy voting committee members are alerted to the potential conflict. The proxy voting committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time.

Information regarding how the Master Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-4225, (b) on the American Funds website at americanfunds.com and (c) on the SEC’s website at sec.gov. The following summary sets forth the general positions of the Series, other American Funds, Endowments, the Master Funds and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the Master Funds website.

Director matters — The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions also may be supported.

Governance provisions — Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes to tender his or her resignation, generally are supported.

Shareholder rights — Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting are typically not supported.

Compensation and benefit plans — Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

Routine matters — The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.

SHAREHOLDER AND TRUSTEE RESPONSIBILITY

Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

Under the Declaration of Trust, the Trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Trust provides indemnification to its trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.

REGISTRATION STATEMENT

A registration statement has been filed with the SEC under the Securities Act, as amended, and the 1940 Act. The Prospectus and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits thereto, that the Trust has filed with the SEC, Washington, D.C., to all of which reference is hereby made.

APPENDIX A

DEBT RATINGS

STANDARD & POOR’S DEBT RATINGS

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

INVESTMENT GRADE

AAA-	Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA-	Debt rated ‘AA’ has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A-	Debt rated ‘A’ has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB- Debt rated ‘BBB’ is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB -	Debt rated ‘BB’ is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.

B-	Debt rated ‘B’ has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC-	Debt rated ‘CCC’ is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC -	Debt rated ‘CC’ typically is currently highly vulnerable to nonpayment.

C-	Debt rated ‘C’ signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D-	Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized. An obligation’s rating is lowered to D upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

MOODY’S LONG-TERM DEBT RATINGS

Aaa-	Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-	Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A-	Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa-	Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-	Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-	Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-	Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-	Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-	Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s Investors Service, Inc.’s description of state and municipal note ratings:

MIG-1—	Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and broad-based access to the market for refinancing, or both.

MIG-2—	Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3—	Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

FITCH RATINGS BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA-	Bonds considered to be investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA-	Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A-	Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB-	Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB-	Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B-	Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C	Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ rating signals imminent default.

DDD, DD and D	Bonds are in default. Such bonds are not meeting current obligations and are extremely speculative. ‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved and ‘D’ represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR’S COMMERCIAL PAPER RATINGS

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D	Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period.

STANDARD & POOR’S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

The following criteria will be used in making the assessment:

1.	Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

2.	Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

MOODY’S SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

MOODY’S NOTE RATINGS

MIG 1/VMIG 1	This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3	This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4	This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

FITCH’S SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2	Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.